SALE-PURCHASE AGREEMENT
                             -----------------------
                          AND JOINT ESCROW INSTRUCTIONS
                          -----------------------------

     SALE-PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "AGREEMENT"), made as of December 8, 2000, between WELLSFORD CAPITAL PROPERTIES, L.L.C., a
Delaware limited liability company having an address c/o Wellsford Real Properties, Inc., 535 Madison Avenue, 26th Floor New York, New York 10022 ("SELLER") and DIAL ADVISORY GROUP, INC., a Nebraska corporation having an office at 11506 Nicholes Street, Suite 200, Omaha, Nebraska 68154 ("PURCHASER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     Seller and Purchaser, in consideration of the mutual covenants herein contained, hereby agree as follows:

                         ARTICLE 1. CERTAIN DEFINITIONS
                         ------------------------------

     For purposes of this Agreement, the following terms shall have the following meanings:

     1.1. "Affiliate" shall mean, with respect to any specified Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the specified Person. For purposes of this definition, the term (i) "Person" means an individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or subdivision thereof and (ii) the term "controls"(including, with correlative meanings, the terms "controlled by" and "under common control with") means the ownership, directly or indirectly, of more than fifty percent (50%) of the beneficial interests in a Person, together with the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting stock, by contract or otherwise.

     1.2. "Broker" shall mean Grubb & Ellis Company.

     1.3. "Business Day" shall mean any day other than a Saturday, Sunday or any day upon which banks in the States of California or New York are required or authorized by law to be closed.

     1.4. "Escrowee" shall mean Commerce Escrow Company.

     1.5. "Existing Leases" shall mean the leases, licenses and occupancy agreements set forth in Exhibit C annexed hereto.

     1.6. "Existing Service Contracts" shall mean the service contracts, maintenance agreements, brokerage agreements and other agreements affecting the Property and set forth in Exhibit D annexed hereto.

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     1.7. "Invasive Tests" shall mean any physical  inspection or testing of the
Premises other than visual examination, and shall include, without limitation, sampling of soils or other media.

     1.8. "Leases" shall mean the Existing Leases and the New Leases in effect on the Closing Date.

     1.9. "Leasing Costs" shall mean, collectively, (i) leasing or brokerage commissions, (ii) direct payments, tenant improvement allowances, work letters or free rent and (iii) rent allowances or rent credits, in each case paid or granted to a tenant under an Existing Lease or a New Lease.

     1.10. "New Leases" shall mean any new leases, licenses or occupancy agreements entered into by Seller in accordance with the terms of this Agreement.

     1.11. "New Service Contracts" shall mean any service contracts, maintenance agreements, brokerage agreements or other agreements entered into by Seller in accordance with the terms of this Agreement.

     1.12. "Service Contracts" shall mean the Existing Service Contracts and the New Service Contracts in effect on the Closing Date.

     1.13. "Title Exceptions" shall mean any lien, encumbrance, security interest, charge, reservation, lease, tenancy, easement, right-of-way, encroachment, restrictive covenant, condition or limitation affecting the Premises.

     1.14. "Title Insurer" shall mean Commonwealth Land Title Insurance Company.

     1.15. "Violations" shall mean any violation of any law or municipal ordinance, order or requirement noted or issued against the Premises by any federal, state or municipal department having jurisdiction.

                      ARTICLE 2. SALE-PURCHASE OF PROPERTY
                      ------------------------------------

     2.1. Agreement to Sell and Purchase. Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, at the Purchase Price and upon the terms and conditions set forth in this Agreement, the following (collectively, the "PROPERTY"): (a) all of Seller's right, title and interest as lessee under that certain Joint Occupancy Lease more particularly described in Exhibit A annexed hereto (the "GROUND LEASE"), demising certain real property more particularly described in Exhibit B annexed hereto (the "LAND") and the improvements thereon (the "IMPROVEMENTS") (the Land and the Improvements, collectively, the "PREMISES"); (b) all of Seller's right, title and interest in and to any appurtenances to the Land; (c) all right, title and interest of Seller in and to any furniture, furnishings, moveable equipment and other personal property located at, and used in connection with, the Premises (herein collectively called the "PERSONAL PROPERTY"); (d) Seller's right, title and interest in and to the Leases; (e) to the extent assignable, Seller's right, title and interest in and to the Service Contracts; and (f) to the extent assignable, Seller's right, title and interest in and to any licenses and permits used or useful in the operation of the Premises (collectively, the "LICENSES AND PERMITS"). The Premises are located at, and are commonly known, as 1651 Sixteenth Street, Santa

Monica, California (the "16TH STREET PREMISES") and 900 Colorado Avenue, Santa Monica, California (the "COLORADO AVENUE PREMISES").

     2.2. Condition of Property. Purchaser is a sophisticated investor and its valuation of and decision to purchase the Property is based upon its own independent expert evaluations of such facts and materials deemed relevant by Purchaser and its agents. Other than the express representations and warranties of Seller specifically set forth herein, Purchaser has not relied upon any oral or written information from Seller or its employees, affiliates, agents, consultants, advisors or representatives, including, without limitation, any appraisals, projections or evaluations of credit quality prepared by Seller or any of its employees, affiliates, agents, consultants, advisors or representatives. Purchaser further acknowledges that no employee, agent, consultant, advisor or representative of Seller has been authorized to make, and that Purchaser has not relied upon, any statements or representations other than those specifically contained in this Agreement. Without limiting the generality of the foregoing, Purchaser acknowledges and agrees that, except as expressly set forth herein, Purchaser is purchasing the Property "as is" and "where is" on the Closing Date, and, except as expressly set forth herein, Seller is making no representation or warranty, express or implied, and Purchaser has not relied on any representation or warranty, express or implied, regarding the Property, including, without limitation, any representation or warranty with respect to
(a) the business or financial condition of any tenant of the Property, (b) the physical condition of any Improvement or Personal Property comprising all or a part of any Property, or its fitness, merchantability or suitability for any use or purpose, (c) the leases, rents, income or expenses of the Property, (d) the compliance or non-compliance with any laws, codes, ordinances, rules or regulations of any governmental authority (including, without limitation, laws pertaining to hazardous materials) or (e) the current or future use of the Property, including, but not limited to, any Property's use for commercial, retail, industrial or other purposes. Seller is not liable or bound in any manner by any verbal or written statements, representations, real estate brokers' "set-ups", offering memoranda or information pertaining to the Property furnished by any real estate broker, advisor, consultant, agent, employee, representative or other person.

                            ARTICLE 3. PURCHASE PRICE
                            -------------------------

     3.1. Purchase Price. The purchase price (the "PURCHASE PRICE") for the Property shall be SIXTEEN MILLION FIVE HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($16,550,000.00), net of adjustments made in accordance with Article 6 below. The entire Purchase Price shall be allocated to Seller's interest in the Premises. The Purchase Price shall be paid by Purchaser as follows:

          (a) On or before the date which is two (2) Business Days after the Opening of Escrow (hereinafter defined), Purchaser shall deposit into the Escrow (hereinafter defined) Two Hundred Fifty Thousand and 00/00 Dollars ($250,000.00) (the "DEPOSIT"). The Deposit shall be paid by (i) wire transfer of immediately available funds to the account of Escrowee, (ii) Purchaser's check, subject to collection or (iii) an unconditional, irrevocable letter of credit naming Escrowee as beneficiary, issued by a United States bank having total assets in excess of $100,000,000 and otherwise in form reasonably acceptable to Seller (the "LETTER OF CREDIT"). The Deposit shall be held by Escrowee in accordance with the terms of
     Section 3.3 hereof.

          (b) On or before 1:00 p.m. (California time) on the Business Day immediately preceding the Closing Date (hereinafter defined), Purchaser shall, in accordance with the terms of Section 3.2(d) hereof, deposit into the Escrow immediately available funds in an amount which, when added to the Deposit, will equal the Purchase Price, net of adjustments made in accordance with the terms of Article 6 hereof and costs chargeable to the account of Purchaser ("CLOSING PAYMENT").

     3.2. Escrow Instructions.

          (a) On or before the date which is two Business Days after Seller and Purchaser have mutually executed and delivered this Agreement, the parties shall open an escrow (the "ESCROW") with Escrowee in order to consummate the purchase and sale of the Property in accordance with the terms and provisions hereof. This Agreement shall be deposited in the Escrow and the provisions hereof shall constitute joint primary escrow instructions to Escrowee. The "OPENING OF ESCROW" shall be deemed to have occurred upon the later to occur of Escrowee's receipt of (i) the Deposit and (ii) fully executed counterparts of this Agreement. Notwithstanding the fact that this Agreement is executed by Seller and Purchaser, this Agreement shall not be binding or enforceable prior to the Opening of Escrow. Promptly following the occurrence thereof, Escrowee shall furnish Seller and Purchaser with written confirmation of the date of the Opening of Escrow.

          (b) Prior to the Closing Date but not, in any event, until after Purchaser has performed its obligations under Sections 3.2(c) and (d) hereof, Seller shall deposit the following into Escrow:

               (i) An assignment and assumption of the Ground Lease (the "ASSIGNMENT OF GROUND Lease"), duly executed and acknowledged by Seller, in the form of Exhibit E annexed hereto;

               (ii) a statement of documentary transfer tax (the "STATEMENT OF TRANSFER TAX") for attachment to the Assignment of Ground Lease, duly executed by Seller;

               (iii) Three (3) original counterparts of a bill of sale for the Personal Property (the "BILL OF SALE"), duly executed by Seller, in the form of Exhibit G annexed hereto;

               (iv) Three (3) original counterparts of an assignment and assumption of the Leases (the "ASSIGNMENT OF LEASES"), duly executed by Seller, in the form of Exhibit H annexed hereto;

               (v) Three (3) original counterparts of an assignment and assumption of the assignable Service Contracts and the assignable Licenses and Permits (the "ASSIGNMENT OF SERVICE CONTRACTS, LICENSES AND Permits"), duly executed by Seller, in the form of Exhibit I annexed hereto;

               (vi) Three (3) original counterparts of an affidavit by Seller in satisfaction of the requirements of Section 1445 of the Internal Revenue Code, as amended (the "SECTION 1445 AFFIDAVIT"), duly executed by Seller;

               (vii) Three (3) original counterparts of a Withholding Exemption Certificate stating that Seller is exempt from California withholding requirements ("FORM 597W"), duly executed by Seller;

               (viii) One original counterpart of a notice letter to the lessor under the Ground Lease, duly executed by Seller, (the "GROUND LEASE NOTICE");

               (ix) Original counterparts of notice letters addressed to each of the tenants under the Leases (the "LEASE NOTICES"), duly executed by Seller;

               (x) One original counterpart of the Ground Lease (or, if the same is not available, a copy thereof, certified by Seller to be true, complete and correct);

               (xi) One original counterpart of each of the Leases (or, if the same are unavailable, copies thereof, certified by Seller to be true, complete and correct);

               (xii) One original counterpart of each of the Service Contracts assigned to Purchaser (or, if the same are unavailable, copies thereof, certified by Seller to be true, complete and correct);

               (xiii) One original counterpart of the Ground Lease Estoppel Certificate;

               (xiv) One original counterpart of each of the Tenant Estoppel Certificates (and, if applicable, the Seller's Estoppel Certificate) (each as hereinafter defined);

               (xv) Three (3) original counterparts of an instrument pursuant to which Seller (i) remakes the representations made by Seller in Section 7.3(a) - (g) hereof as of the Closing Date and (ii) advises Purchaser of any facts or circumstances which would render any of such representations, as made as of the Closing Date, untrue;

               (xvi) One (1) original counterpart of appropriate authorizing documents evidencing that Seller has the authority to enter into this Agreement, carry out the terms of this Agreement and sell the Property and evidencing that the individual or individuals executing this Agreement on behalf of Seller and any other documents contemplated hereunder or related hereto have the authority to so execute such documents; and

               (xvii) Such other instruments and documents as may be reasonably required by Escrowee to close the Escrow.

          (c) At least two (2) Business Days prior to the Closing Date, Purchaser shall deposit into Escrow the following:

               (i) One (1) original counterpart of the Assignment of Ground Lease, duly executed and acknowledged by Purchaser;

               (ii) Three (3) original counterparts of the Assignment of Leases, duly executed by Purchaser;

               (iii) Three (3) original counterparts of the Assignment of Service Contracts, Licenses and Permits duly executed by Purchaser;

               (iv) One original counterpart of the Ground Lease Notice, duly executed by Purchaser;

               (v) One original counterpart of each of the Lease Notices, duly executed by Purchaser;

               (vi) One original counterpart of appropriate authorizing documents evidencing that Purchaser has the authority to enter into this Agreement, carry out the terms of this Agreement and purchase the Property and evidencing that the individual or individuals executing this Agreement on behalf of Purchaser and any other documents contemplated hereunder or related hereto have the authority to so execute such documents; and

               (vii) Such other instruments and documents as may be reasonably required by Escrowee to close the Escrow.

          (d) On or before 1:00 p.m. (California time) on the Business Day immediately preceding the Closing Date, Purchaser shall deposit into the Escrow immediately available funds in the amount of the Closing Payment.

          (e) Escrow shall not close unless and until the following conditions precedent and contingencies have been satisfied or waived in writing by the party for whose benefit the conditions have been included:

               (i) Each of the conditions to Closing set forth in Article 5 hereof shall have been either satisfied or waived in writing by the party for whose benefit such conditions run;

               (ii) Escrowee shall be in possession of all funds, documents and instruments to be deposited into Escrow in accordance with the provisions of Sections 3.2(b) through (d) hereof; and

               (iii) The Title Insurer shall be prepared to issue to Purchaser the Title Policy (hereinafter defined).

          (f) Upon satisfaction of the conditions set forth in Section 3.2(e) above, Escrowee shall close the Escrow, i.e., perform each of the following acts in exactly the following order the occurrence of which shall constitute the "Close of Escrow":

               (i) Cause the Ground Lease Assignment to be recorded in the Official Records of Los Angeles County, California;

               (ii) Deliver to Purchaser two fully executed  counterparts of the
          Section 1445 Affidavit, the Bill of Sale, the Assignment of Leases, the Assignment of Service Contracts, Licenses and Permits, the Statement of Transfer Tax and Form 597W and one conformed copy of the recorded Assignment of Ground Lease;

               (iii) Deliver to Purchaser the original counterparts, or copies, as the case may be, of the Ground Lease, the Leases, the Service Contracts, the Ground Lease Estoppel Certificate, the Tenant Estoppel Certificates and (if applicable) the Seller Estoppel Certificate;

               (iv)  Deliver to Seller  one fully  executed  counterpart  of the
          Section 1445 Affidavit, the Bill of Sale, the Assignment of Leases, the Assignment of Service Contracts, Licenses and Permits, the Statement of Transfer Tax and Form 597W and one conformed copy of the recorded Assignment of Ground Lease; and

               (v) Disburse to Seller the Deposit and the Closing Payment, less the amount of any costs chargeable to the account of Seller; provided, however, that if Purchaser, in lieu of a cash deposit, posts the Letter of Credit with Escrowee in accordance with the provisions of
          Section 3.1(a) hereof, Escrowee is hereby authorized and directed by Seller and Purchaser upon the Close of Escrow to draw upon the full amount of the Letter of Credit and pay the proceeds thereof, together with the Closing Payment (less any costs chargeable to the account of Seller) to Seller.

     3.3. Deposit in Escrow.


          (a) Escrowee shall hold the Deposit in the Escrow until the Close of Escrow or sooner termination of this Agreement. Any interest earned on the Deposit shall be paid to the same party entitled to be paid the Deposit hereunder (as and when such party is entitled to the Deposit), and the party receiving such interest shall pay any income taxes thereon. For purposes thereof, the tax identification numbers of the parties are as follows: 13-4027757 (Seller); and 47-0700015 (Purchaser).

          (b) If this Agreement is validly terminated by Purchaser in accordance with the provisions of Section 4.1 hereof, the Deposit shall be refunded to Purchaser.

          (c) At the Close of Escrow, the Deposit shall be paid by Escrowee to Seller in accordance with the provisions of Section 3.2(f) above.

          (d) If Purchaser posts the Letter of Credit with Escrowee in lieu of a cash deposit, Escrowee is hereby unconditionally and irrevocably authorized and directed by Seller and Purchaser to draw upon the full amount of the same (x) in the event that either Seller or Purchaser becomes entitled to disbursement of the Deposit in accordance with the terms hereof, whereupon the proceeds thereof shall be paid to the party so entitled and (y) in the event Purchaser fails to renew the Letter of Credit (or substitute a replacement irrevocable, unconditional letter of credit therefor, issued by a bank with not less than $100,000,000 in assets and otherwise in form reasonably acceptable to Seller) two (2) days prior to any expiration date set forth therein, whereupon Escrowee shall hold the proceeds thereof in Escrow in accordance with the provisions of this Section 3.3.

          (e) If for any reason the Close of Escrow does not occur, Escrowee shall continue to hold the Deposit until otherwise directed by joint written instructions from the parties to this Agreement or a final judgment of a court of competent jurisdiction. Escrowee, however, shall have the right at any time to deposit the Deposit with the clerk of any federal or state court sitting in Los Angeles County. Escrowee shall give written notice of such deposit to Seller and Purchaser. Upon such deposit, Escrowee shall be relieved and discharged of all further obligations and responsibilities hereunder.

          (f) The parties acknowledge that Escrowee is acting solely as a stakeholder at their request and for their convenience, that Escrowee shall not be deemed to be the agent of either of the parties, and that Escrowee shall not be liable to either of the parties for any act or omission on its part unless taken or suffered in bad faith, in willful disregard of this Agreement or involving gross negligence. Seller and Purchaser shall jointly and severally indemnify and hold Escrowee harmless from and against all costs, claims and expenses, including reasonable attorneys' fees, incurred in connection with the performance of Escrowee's duties hereunder, except with respect to actions or omissions taken or suffered by Escrowee in bad faith, in willful disregard of this Agreement or involving gross negligence on the part of Escrowee.

          (g) Upon any  delivery of the Deposit as provided in Sections  3.2(b),
     (c) or (d) above, Escrowee shall be relieved of all liability, responsibility or obligation with respect to or arising out of the Deposit.

          (h) Escrowee shall be entitled to rely or act upon any notice, instrument or document believed by Escrowee to be genuine and to be executed and delivered by the proper person, and shall have no obligation to verify any statements contained in any notice, instrument or document or the accuracy or due authorization of the execution of any notice, instrument or document.

     3.4. Costs of Escrow. Costs of the Escrow shall be allocated as follows:

          (a) Seller shall at the Close of Escrow pay for (i) transfer taxes payable to the State of California, the City of Santa Monica and the County of Los Angeles, (ii) premiums, charges and fees payable to Title Insurer in connection with the Title Policy to be delivered to Purchaser hereunder,
     (iii) the cost of updating the Surveys (hereinafter defined), (iv) recording fees required to discharge any Title Exception which is not a Permitted Exception (hereinafter defined), and (v) one-half of the escrow fees payable to Escrowee.

          (b) Purchaser shall at the Close of Escrow pay (i) recording fees for the recording of the Assignment of Ground Lease and (ii) one-half of the escrow fees payable to Escrowee.

          (c) Except as otherwise provided herein, any other costs incurred through the escrow shall be apportioned in the manner customary in escrows of Escrowee in Los Angeles County, California.

          (d) If the Close of Escrow fails to occur by reason of Purchaser's exercise of its due diligence contingency in accordance with the terms of
     Section 4.1 hereof, Purchaser and Seller shall each be responsible for one-half of all fees payable to Escrowee in connection with the Escrow, including, without limitation, cancellation fees. If the Close of Escrow fails to occur by reason of the default of one of the parties hereto or the failure of a condition precedent to Closing, escrow fees payable to Escrowee (including escrow cancellation fees) shall be borne by the defaulting party or the party who failed to satisfy the condition in the other party's favor. If the Close of Escrow fails to occur for any reason other than Purchaser's exercise of its due diligence contingency, a default by either party hereto or a failure of condition, escrow fees payable to Escrowee shall be borne equally by Seller and Purchaser.

     3.5. Acknowledgment by Escrowee. Escrowee has acknowledged agreement to the provisions of Sections 3.2 and 3.3 above by signing in the place indicated on the signature page of this Agreement.

                              ARTICLE 4. INSPECTION
                              ---------------------

     4.1. Due Diligence Period; Termination Right. During the period (the "DUE DILIGENCE PERIOD") commencing on the Opening of Escrow and ending on December 15, 2000 (the "DUE DILIGENCE EXPIRATION DATE"), Purchaser shall have the right to conduct such due diligence as it deems reasonably necessary or appropriate in connection with its acquisition of the Property, including inspections, studies, examinations and investigations of, or with respect to, the Property, or any portion thereof, and/or any facts, circumstances and matters relating to the Property, or any portion thereof. If Purchaser, in its sole discretion, determines that it is unsatisfied with the results of and matters disclosed by its due diligence, Purchaser shall have the right to terminate this Agreement by written notice given to Seller prior to 5:00 p.m. New York time on the Due Diligence Expiration Date (TIME BEING OF THE ESSENCE). Upon any termination of this Agreement pursuant to this Section 4.1, the Escrow shall be terminated, whereupon the Deposit shall be refunded to Purchaser and neither party hereto shall have any further obligation to the other, with the exception of those obligations which expressly survive the termination of this Agreement. If Purchaser shall fail to terminate this Agreement in the time and manner set forth in this Section 4.1, Purchaser shall be deemed to have irrevocably waived its right to terminate this Agreement pursuant to this Section 4.1

     4.2. Inspections. Purchaser and its authorized agents, consultants or representatives shall have the right, upon reasonable prior notice to Seller (which notice may be telephonic), to enter upon the Premises from time to time to conduct such physical and other inspections as Purchaser deems appropriate, provided that Purchaser shall not perform Invasive Tests or interview tenants of the Premises without first obtaining Seller's consent, which consent shall not be unreasonably withheld, and provided further that Purchaser's investigations shall be subject to the rights of tenants and shall not materially interfere with Seller's operation of the Property. Prior to any entrance upon the Premises for the performance of Invasive Tests, Purchaser shall deliver to Seller a certificate of insurance evidencing that Purchaser has procured and maintains in force and effect a comprehensive general liability insurance policy covering Purchaser and Seller against claims for bodily injury or death or property damage occurring in, upon or about the Premises in an amount of not less than $2,000,000 (combined single limit), issued by an insurance company with a rating of "A-" or better as established by Best's Rating Guide. Such insurance shall include blanket contractual liability coverage and shall otherwise be in form reasonably acceptable to Seller. Following the performance of any Invasive Tests, Purchaser shall restore the Premises to their condition prior to the performance thereof. Purchaser shall indemnify, hold harmless and defend Seller and its officers, directors, members, employees, successors and assigns, from and against any and all damages, losses, costs, expenses, liabilities, claims, actions or proceedings which arise out of or in any way relate to the conduct of its due diligence investigations. The provisions of this Section 4.2 shall survive the termination of this Agreement.

     4.3. Confidentiality. Prior to the Close of Escrow, Purchaser shall not disclose to any other party either the contents of any materials delivered to Purchaser by Seller with respect to the Property or the results of any reports summarizing any aspect of Purchaser's due diligence investigations without first obtaining the prior written consent of Seller. Notwithstanding the foregoing, Purchaser may, without first obtaining such prior written consent, make such disclosures as it deems appropriate to its officers, employees, lenders, counsel, lenders' counsel, appraisers, accountants, insurance advisors, environmental consultants and similar third-party consultants, provided that such parties are apprised of the confidential nature of the material disclosed. The provisions of this Section 4.3 shall survive the termination of this Agreement.

                 ARTICLE 5. CLOSING DATE; CONDITIONS TO CLOSING
                 ----------------------------------------------

     5.1. Closing Date. The Close of Escrow shall occur on January 2, 2001 (the "CLOSING DATE"). TIME SHALL BE OF THE ESSENCE WITH RESPECT TO THE OBLIGATIONS OF PURCHASER TO BE PERFORMED ON THE CLOSING DATE.

     5.2.  Purchaser's  Conditions.   Purchaser's  obligation  to  purchase  the
Property is subject to the satisfaction of the following conditions precedent, any or all of which may be waived by Purchaser:

          (a) Seller shall have deposited into the Escrow an estoppel certificate, duly executed by the lessor under the Ground Lease, in substantially the form of Exhibit M annexed hereto (the "GROUND LEASE ESTOPPEL CERTIFICATE");

          (b) Seller shall have deposited into the Escrow Tenant Estoppel Certificates, dated as of a date subsequent to the date of this Agreement, from the holders of the tenant's interest under Leases which demise not less than 100% of the rentable square footage demised as of the date hereof under the Leases (other than the G. Ray Hawkins Lease, as defined in
     Exhibit C annexed hereto). If, however, Seller obtains Tenant Estoppel Certificates from the holders of the tenant's interest under Leases equal to at least 70%, but less than 100%, of the rentable square footage demised under the Leases as of the date hereof (other than the G. Ray Hawkins Lease), Seller may (but shall not be obligated to) satisfy the foregoing condition by executing and delivering into the Escrow a certificate from Seller ("SELLER'S ESTOPPEL CERTIFICATE") setting forth the matters which would have been set forth in Tenant Estoppel Certificate(s) for any Leases selected by Seller and for which Seller has been unable to obtain a Tenant Estoppel Certificate, to the extent necessary to increase to 100% of the rentable square footage demised under Leases as of the date hereof (other than the G. Ray Hawkins Lease) for which a Tenant Estoppel Certificate has been obtained. Not withstanding the foregoing, Seller's Estoppel Certificate may not pertain to the Direct Partners Lease or the Santa Monica - Malibu School District Lease (each as defined in Exhibit C annexed hereto). Any Seller's Estoppel Certificate shall state that the representations made therein shall survive the Close of Escrow for a period of one year or until such earlier date on which the applicable tenant shall deliver to Purchaser a Tenant Estoppel Certificate. For purposes of this Agreement, the term "TENANT ESTOPPEL CERTIFICATE" shall mean a certificate substantially in the form of Exhibit N annexed hereto, provided that if any Lease prescribes the form or contents of an estoppel certificate to be delivered by the tenant, "TENANT ESTOPPEL CERTIFICATE" shall mean an estoppel certificate in such form or containing such contents. To satisfy the condition set forth in this Section 5.2(b), a

     Tenant Estoppel Certificate (i) may not materially contradict any of the representations of Seller made in Sections 7.3(b) or (c) hereof and (ii) may not allege a material default by the landlord under the Lease;

          (c) Seller's representations contained in Sections 7.3(a) - (g) hereof shall be true, complete and correct in all material respects, as made as of the date hereof and as of the Closing Date. Notwithstanding the foregoing, if any representation made by Seller in Section 7.3(a) - (g) hereof is not true, complete and correct in all material respects as of the Closing Date by reason of any state of facts which is permitted or contemplated by this Agreement, such as Seller's entrance into a New Lease or termination of an Existing Lease or New Lease in accordance with the terms of this Agreement, then there shall be no failure of the condition set forth in this Section 5.2(c) by reason thereof. In addition, if any representation made by Seller in Section 7.3(a) - (g) hereof is not true, complete and correct in all material respects as of the Closing Date, there shall be no failure of the condition set forth in this Section 5.2(c) unless Purchaser is able reasonably to demonstrate that such failure of condition results in a diminution of the value of the Property which exceeds $50,000.

          (d) (i) this Agreement shall be in full force and effect, (ii) Seller shall have fully satisfied, or shall therewith fully satisfy, all of the obligations of Seller to be performed on the Close of Escrow and (iii) there shall not otherwise then exist any event which would allow Purchaser to terminate this Agreement pursuant to the express terms hereof.

     5.3. Seller's Conditions. Seller's obligation to sell the Property is subject to the satisfaction of the following conditions precedent, any or all of which may be waived by Seller:

          (a) Purchaser's representations contained in Section 7.1 hereof shall be true, complete and correct in all material respects, as made as of the date hereof and as of the Closing Date; and

          (b) (i) This Agreement shall be in full force and effect, (ii) Purchaser shall have fully satisfied, or shall therewith fully satisfy, all of the obligations of Purchaser to be performed on the Close of Escrow, and
     (iii) there shall not otherwise then exist any event which would allow Seller to terminate this Agreement pursuant to the express terms hereof.

     5.4. Failure of Condition Not a Breach. The parties hereto acknowledge and agree that the failure to occur of one or more conditions precedent contained in this Article 5 shall not be deemed to constitute a breach of this Agreement by either party unless and to the extent that any such party shall have expressly agreed or covenanted or is otherwise expressly obligated hereunder to take any action to satisfy or cause the satisfaction of the condition in question.

                         ARTICLE 6. CLOSING ADJUSTMENTS
                         ------------------------------

     The following are to be adjusted and prorated between Seller and Purchaser as of 11:59 p.m. on the day preceding the Closing Date, based upon a 365 day year and the actual number of days elapsed, with Seller deemed to be the owner of the Property on the day preceding the Closing Date and Purchaser deemed to be the owner of the Property on the Closing Date.

     6.1. Fixed Rents.

          (a) Fixed rents (collectively, "FIXED RENTS") paid or payable by tenants under the Leases in connection with their occupancy of the Premises shall be adjusted and prorated on an if, as and when collected basis. Any Fixed Rents collected by Purchaser or Seller after the Closing Date from any tenant who owes Fixed Rents for periods prior to the Closing Date shall be applied (i) first, in payment of Fixed Rents owed by such tenant for the month in which the Closing Date occurs, pro rated as of the Closing Date,
     (ii) second, in payment of Fixed Rents owed by such tenant for periods subsequent to the month in which the Closing Date occurs and (iii) third, after Fixed Rents for all current periods have been paid in full, in payment of Fixed Rents owed by such tenant for periods prior to the month in which the Closing Date occurs. Each such amount shall be adjusted and prorated as provided above, and the party who receives such amount shall promptly pay over to the other party the portion thereof to which it is so entitled.

          (b) Purchaser shall bill tenants who owe Fixed Rents for periods prior to the Closing Date on a monthly basis for a period of six (6) consecutive months following the Closing Date (the "PURCHASER COLLECTION Period"). If Purchaser shall be unable during the Purchaser Collection Period to collect such past due Fixed Rents, Seller shall have the right, upon prior written notice to Purchaser, to pursue tenants to collect such delinquencies (including, without limitation, the prosecution of one or more lawsuits), but Seller shall not be entitled to evict (by summary proceedings or otherwise) any such tenants.

          (c) Any payment by a tenant in an amount less than the full amount of Fixed Rents and Overage Rents (hereinafter defined) then due and payable by such tenant shall be applied first to Fixed Rents (in the order of priority as to time periods set forth in Section 6.1(a) above) to the extent of all such Fixed Rents then due and payable by such tenant, and second to Overage Rents, in the order of priority as to time periods set forth in Section 6.2(d) below.

     6.2. Overage Rents.

          (a) With respect to any Lease that provides for the payment of (i) so-called percentage rent or additional rents which are calculated as a percentage of the tenant's sales or gross sales (net of certain agreed-upon deductions), (ii) so-called common area maintenance or "cam" charges, (ii) so-called "escalation rent" or additional rent based upon increases in real estate taxes or operating expenses or labor costs or cost of living or otherwise (such percentage rent, cam charges, escalation rent and additional rent being collectively called "OVERAGE RENTS"), such Overage Rents shall be adjusted and prorated on an if, as and when collected basis.

          (b) As to any Overage Rents in respect of an accounting period that shall have expired prior to the Closing Date but which shall be payable after the Closing Date, Purchaser agrees that it will pay the entire amount over to Seller upon receipt thereof. Purchaser agrees that it shall (i) promptly render bills for any Overage Rents in respect of an accounting period that shall have expired prior to the Closing but which shall be payable after the Closing and (ii) bill tenants such Overage Rents attributable to an accounting period that shall have expired prior to the Closing on a monthly basis during the Purchaser Collection Period. If
     Purchaser  shall be  unable  to  collect  such  Overage  Rents  during  the
     Purchaser  Collection  Period,  Seller  shall  have the  right,  upon prior written notice to Purchaser, to pursue tenants to collect such delinquencies (including, without limitation, the prosecution of one or more lawsuits), but Seller shall not be entitled to evict (by summary proceedings or otherwise) any such tenants. Seller shall furnish Purchaser with all information relating to the period prior to the Closing Date that is reasonably necessary for the billing of Overage Rents; and Purchaser will deliver to Seller, concurrently with the delivery to tenants, copies of all statements relating to Overage Rents for a period prior to the Closing Date. Purchaser shall bill tenants for Overage Rents for accounting periods prior to the Closing Date in accordance with and on the basis of such information furnished by Seller.

          (c) Overage Rents in respect of the accounting period in which the Closing Date occurs shall be apportioned as of the Closing Date. If, prior to the Closing Date, Seller shall receive any installments of Overage Rents attributable to Overage Rents for periods from and after the Closing Date, such sum shall be apportioned at the Closing. If, after the Closing, Purchaser shall receive any installments of Overage Rents attributable to Overage Rents for periods prior to the Closing Date, such sum shall be paid by Purchaser to Seller promptly after Purchaser receives payment thereof.

          (d) Any payment by a tenant on account of Overage Rents (to the extent not applied against Fixed Rents due and payable by such tenant in accordance with Section 6.1(c) above) shall be applied to Overage Rents then due and payable in the following order of priority: (i) first, in payment of Overage Rents for the accounting period subsequent to the accounting period in which the Closing Date occurs and (ii) second, in payment of Overage Rents for the accounting period in which the Closing Date occurs, apportioned as of the Closing Date.

          (e) To the extent that any portion of Overage Rents is required to be paid monthly by tenants on account of estimated amounts for any calendar year (or, if applicable, any lease year or tax year or any other applicable accounting period), and at the end of such calendar year (or lease year, tax year or other applicable accounting period, as the case may be), such estimated amounts are to be recalculated based upon the actual expenses, taxes and other relevant factors for that calendar (lease or tax) year or other applicable accounting period, with the appropriate adjustments being made with such tenants, then such portion of the Overage Rents shall be prorated between Seller and Purchaser at the Close of Escrow based on such estimated payments actually paid by tenants (i.e., with Seller entitled to retain all monthly or other periodic installments of such amounts paid by tenants with respect to periods prior to the calendar month or other applicable installment period in which the Closing Date occurs, Seller to pay to Purchaser at the Close of Escrow all monthly or other periodic installments of such amounts theretofore received by Seller with respect to periods following the calendar month or other applicable installment period in which the Closing Date occurs and Seller and Purchaser to apportion as of the Closing Date all monthly or other periodic installments of such amounts paid by tenants with respect to the calendar month or other applicable installment period in which the Closing Date occurs). At the time(s) of final calculation and collection from (or refund to) each tenant of the amounts in reconciliation of actual Overage Rents for a period for which estimated amounts paid by such tenant have been prorated, there shall be a re-proration between Seller and Purchaser. If, with respect to any tenant, the recalculated Overage Rents exceeds the estimated amount paid by such tenant, upon collection from the tenant, (i) the entire excess shall be paid by Purchaser to Seller, if the accounting period for which such recalculation was made expired prior to the Closing Date and (ii) such excess shall be apportioned between Seller and Purchaser as of the Closing Date, if the Closing Date occurred during the accounting period for which such recalculation was made, with Purchaser paying to Seller the portion of such excess which Seller is so entitled to receive. If, with respect to any tenant, the recalculated Overage Rents are less than the estimated amount paid by such tenant, (i) the entire shortfall shall be paid by Seller to Purchaser (or, at Seller's option, directly to the tenant in question), if the accounting period for which such recalculation was made expired prior to the Closing Date and (ii) such shortfall shall be apportioned between Seller and Purchaser as of the Closing Date, if the Closing Date occurred during the accounting period for which such recalculation was made, with Seller paying to Purchaser (or, at Seller's option, directly to the tenant in question) the portion of such shortfall so allocable to Seller.

          (f) Until such time as all amounts required to be paid to Seller by Purchaser pursuant to Section 6.1 and this Section 6.2 shall have been paid in full, Purchaser shall furnish to Seller not less frequently than monthly a reasonably detailed accounting of such amounts payable by Purchaser, which accounting shall be delivered to Seller on the 25th day of each calendar month from and after the calendar month in which the Closing occurs. Seller shall have the right from time to time following the Closing Date, on Business Days and upon reasonable prior notice to Seller, to review Purchaser's rental records with respect to the Property to ascertain the accuracy of such accounting.

     6.3. Security Deposits. Seller shall credit against the Closing Payment the security deposits held by Seller as landlord under the Leases (together with accrued interest thereon, if any). Notwithstanding the foregoing, any tenant security deposits held in a form other than cash shall be transferred to Purchaser by way of appropriate instruments of transfer or assignment.

     6.4. Real Estate Taxes. Real estate taxes shall be adjusted and prorated on the basis of the fiscal year for which assessed. If the Close of Escrow shall occur before the tax rate or assessed valuation is fixed for either the 16th Street Premises or the Colorado Avenue Premises, the apportionment of real estate taxes for such premises shall be upon the basis of the tax rate for the preceding year applied to the most recently applicable assessed valuation of such premises, subject to further and final adjustment when the tax rate and/or assessed valuation for such premises is fixed for the year in which the Closing Date occurs. In the event that either the 16th Street Premises or the Colorado Avenue Premises shall be or shall have been affected by an assessment or assessments, whether or not the same become payable in annual installments, Seller shall, at the Close of Escrow, be responsible for any installments due prior to the Closing Date and Purchaser shall be responsible for any installments due on or after the Closing Date.

     6.5. Utility Charges. Seller shall use reasonable efforts to obtain readings of meters measuring utility consumption at the Premises (other than utilities which are the responsibility of tenants under Leases) for all periods through (and including) the date preceding the Closing Date. Seller shall pay, and be responsible, for all bills rendered on the basis of such readings. If such readings are not obtained for any metered utility, then, at the Close of Escrow, apportionment shall be made on the basis of the most recent period for which such readings are available. Upon the taking of subsequent actual readings, there shall be a recalculation of the applicable utility charges, and Seller or Purchaser, as the case may be, shall promptly remit to the other party hereto any amounts to which such party shall be entitled by reason of such recalculation. Unmetered water charges or sewer rents shall be apportioned on the basis of the charges therefor for the same period during the previous calendar year, but applying the current rate thereto. As to any utility charges or sewer rents payable by tenants, Purchaser shall close title and accept the Property subject to such unpaid charges and rents and any lien resulting therefrom, without credit against the Purchase Price or any claim or right of action against Seller by reason thereof.

     6.6. Ground Rent. Base rent and additional rent under the Ground Lease shall be adjusted as of 11:59 p.m. on the date preceding the Closing Date.

     6.7. Fuel. Fuel on hand, if any, based on an estimate provided by Seller's fuel supplier, at Seller's cost valued at the price therefor charged by such supplier including any applicable taxes.

     6.8. Other Adjustments. The following items shall also be adjusted as of 11:59 P.M. on the date preceding the Closing Date: (i) charges and payments under Service Contracts assigned to Purchaser; (ii) fees and payments, if any, under Licenses and Permits assigned to Purchaser; (iii) revenues, if any, arising out of telephone booths, vending machines, or other income-producing agreements; and (iv) maintenance supplies in unopened containers based on Seller's actual cost therefor, including sales and/or use tax.

     6.9. Closing Statement. At the Close of Escrow, Seller and Purchaser shall mutually execute and deliver to each other a closing statement setting forth with reasonable specificity the apportionments made in accordance with this
Article 6.

     6.10. Survival. Any errors or omissions in computing adjustments at the Close of Escrow shall be promptly corrected, provided that the party seeking to correct such error or omission shall have notified the other party of such error or omission on or prior to the date that is one (1) year after the Closing Date.

                   ARTICLE 7. REPRESENTATIONS AND WARRANTIES
                   -----------------------------------------

     7.1. Basic Representations of Purchaser.

     Purchaser, as of the date hereof, represents and warrants to Seller as follows:

          (a) Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nebraska.

          (b) Purchaser has full power and authority to enter into and perform this Agreement, the documents to be executed and delivered pursuant hereto, and each and all of the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof.

          (c) The individuals executing this Agreement and each of the documents to be executed and delivered in connection herewith on behalf of Purchaser have full power and authority to do so. This Agreement and each of the documents to be executed and delivered by Purchaser in connection herewith are, or will be when executed and delivered, the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with the terms hereof and thereof.

          (d) Purchaser has not filed any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law relating to bankruptcy or insolvency, nor has any such petition been filed against

     Purchaser. Purchaser is not insolvent and the consummation of the transactions contemplated by this Agreement shall not render Purchaser insolvent. No general assignment of Purchaser's property has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for Purchaser or any of its property.

          (e) There are no actions or proceedings pending or, to Purchaser's actual knowledge, threatened, against Purchaser which could have a material adverse affect on Purchaser's ability to perform its obligations hereunder.

     7.2. Basic Representations of Seller.

     Seller, as of the date hereof, represents and warrants to Purchaser as follows:

          (a) Seller is a limited liability company, duly organized and validly existing and in good standing under the laws of the State of Delaware.

          (b) Seller has full power and authority to enter into and perform this Agreement and to enter into the documents to be executed and delivered pursuant hereto, and each and all of the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof.

          (c) The individuals executing this Agreement and each of the documents to be executed and delivered in connection herewith on behalf of Seller have full power and authority to do so. This Agreement and each of the documents to be executed and delivered in connection herewith are, or will be when executed and delivered, the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with the terms hereof and thereof.

          (d) Seller has not filed any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law relating to bankruptcy or insolvency, nor has any such petition been filed against Seller. Seller is not insolvent and the consummation of the transactions contemplated by this Agreement shall not render Seller insolvent. No general assignment of Seller's property has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for Seller or any of its property.

          (e) There are no actions or proceedings pending or, to Seller's actual knowledge, threatened, against Seller which could have a material adverse affect on Seller's ability to perform its obligations hereunder.

     7.3. Representations of Seller Regarding the Property.

     Seller, as of the date hereof, represents and warrants to Purchaser as follows:

          (a) The Ground Lease is in full force and effect and has not been modified except as set forth in Exhibit A annexed hereto. The copy of the Ground Lease furnished by Seller to Purchaser is true, complete and correct. No written notice of a default on the part of Seller, as lessee under the Ground Lease, has been received by Seller, other than a notice which pertains to a default which, as of the date hereof, has been cured. No written notice of a default on the part of the lessor under the Ground Lease has been sent by Seller, other than a notice setting forth a default which, as of the date hereof, has been cured. To Seller's actual knowledge, neither Seller nor ground lessor is in material default of any of the terms, covenants or conditions of the Ground Lease. Seller has made payments of fixed rent payable under the Ground Lease through December 31, 2000.

          (b) There are no leases, licenses or occupancy agreements affecting the Premises, other than the Ground Lease and the Existing Leases. The Existing Leases have not been modified except as set forth in Exhibit C annexed hereto. The copies of the Existing Leases furnished by Seller to Purchaser are true, complete and correct. The information contained in the rent roll annexed hereto as Exhibit O is true, complete and correct. Except as otherwise noted in Exhibit P annexed hereto, (i) each of the Existing Leases is in full force and effect, (ii) no written notice of a default on the part of a tenant under any of the Existing Leases has been sent by Seller, other than a notice setting forth a default which, as of the date hereof, has been cured, (iii) no written notice of a default on the part of the landlord under the Existing Leases has been received by Seller, other than a notice setting forth a default which, as of the date hereof, has been cured and (iv) no tenant under an Existing Lease is in arrears in the payment of Fixed Rent or monthly installments of Overage Rent for a period in excess of thirty days.

          (c) Subject to the provisions of Section 13.6 hereof, Seller has paid (or will on or before the Close of Escrow pay) all Leasing Costs which pertain to the current terms of the Leases, other than Leasing Costs payable in connection with (A) the renewal or extension of an Existing Lease or a New Lease, the effective date of which shall not yet have occurred on the date hereof, (B) the leasing of space pursuant to the exercise of a right of first refusal or first offer or similar right contained in an Existing Lease or a New Lease, the effective date of which shall not yet have occurred on the date hereof and (C) the failure timely to exercise any termination right set forth in an Existing Lease or a New Lease at any time after the date hereof (any such transaction, a "Contingent Commission Event".)

          (d) There are no service contracts, brokerage agreements, maintenance agreements or other agreements affecting the Premises, other than (i) the Ground Lease, (ii) the Existing Leases, (ii) the Existing Service Contracts and (iii) any service contracts which are terminable upon not more than 30 days notice without penalty or premium. The Existing Service Contracts have not been modified except as set forth in Exhibit D annexed hereto. The copies of the Existing Service Contracts furnished by Seller to Purchaser are true, complete and correct.

          (e)  Except as  disclosed  on Exhibit P annexed  hereto,  there are no
     actions  or  proceedings   pending  or,  to  Seller's   actual   knowledge,
     threatened, with respect to the Property.

          (f) There are no pending or, to Seller's knowledge, threatened, eminent domain or condemnation proceedings with respect to the Property.

          (g) To Seller's actual knowledge, there are no Violations which remain uncured, other than the Violations noted on Exhibit P-1 annexed hereto.

          (h) The insurance coverages with respect to the Premises described in Exhibit Q annexed hereto are in full force and effect.

     For purposes of this Section 7.3, the term "Seller's actual knowledge" shall mean the actual knowledge of William H. Darrow. The representations of Seller contained in Sections 7.3 (a)-(c) hereof shall survive Closing for one year. The representations of Seller contained in Sections 7.3(d)-(g) hereof shall survive Closing for six (6) months.

                                ARTICLE 8. TITLE
                                ----------------

     8.1. Acceptable Title. Seller shall convey, or cause to be conveyed, and Purchaser shall accept, title to the Premises, at the Close of Escrow, subject to the Permitted Exceptions. The term "PERMITTED EXCEPTIONS" shall mean, collectively, (i) the matters set forth in Exhibit R annexed hereto, (ii) Title Exceptions that Title Insurer shall be willing to omit as exceptions to coverage in Purchaser's owner's policy of title insurance or any lender's policy of title insurance obtained by Purchaser, (iii) the standard exceptions and provisions contained in the form of insuring agreement employed by Title Insurer, other than those standard exceptions which may be deleted by Seller's delivery to Title Insurer of a customary and reasonable affidavit of title and (iv) any exceptions and matters that are approved, waived or deemed to have been approved or waived by Purchaser.

     8.2. Inability to Convey Acceptable Title.

          (a) Purchaser acknowledges receipt from Seller of (i) a title report for the Premises, prepared by Title Insurer and dated October 27, 2000 (the "TITLE REPORT"), together with copies of all of the instruments referenced therein and (ii) a survey of the 16th Street Premises, last redated 10/08/98, prepared by Daniel P. MacNeil, Licensed Land Surveyor, and (iii) a survey of the Colorado Avenue Premises, last redated 10/20/98, prepared by John E. Coombs, Licensed Land Surveyor (the surveys set forth in the foregoing clauses (ii) and (iii) are hereinafter referred to as the "Surveys"). On or before the date which is five (5) Business Days after the Opening of Escrow, Purchaser shall furnish Seller with updates of the Surveys sufficient to obtain Title Insurer's agreement to delete the survey exceptions set forth in the Title Report and substitute therefor survey readings.

          (b) Purchaser acknowledges that the Title Exceptions disclosed in the Title Report and the Surveys and set forth in Exhibit R constitute Permitted Exceptions. Within two (2) Business Days of Purchaser's receipt of any supplement to the Title Report or any update of the Surveys, (TIME BEING OF THE ESSENCE), Purchaser may furnish Seller with written notice (a "TITLE OBJECTION NOTICE") of Title Exceptions noted therein which are not Permitted Exceptions and as to which Purchaser objects, provided such Title Exceptions were not noted in the Title Report or the Surveys or any prior supplement or update thereof. Purchaser shall be deemed to have waived objection to Title Exceptions set forth in any supplement or update of the Title Reports or the Surveys to which timely objection is not made in a Title Objection Notice.

     8.3. Seller's Rights. Seller shall have the right, in its sole discretion, upon notice to Purchaser (the "TITLE RESPONSE NOTICE") given within ten (10) days after Seller's receipt of any Title Objection Notice, to either (i) take such action as Seller deems advisable to discharge those Title Exceptions which are not Permitted Exceptions and are set forth in a Title Objection Notice or
(ii) subject to the provisions of Section 8.4 hereof, terminate this Agreement, whereupon the Escrow shall be terminated. Upon such termination, the Deposit shall be refunded to Purchaser and thereafter neither party hereto shall have any further obligation to the other party, with the exception of those obligations which expressly survive the termination of this Agreement. If Seller fails timely to deliver the Title Response Notice, Seller, subject to the provisions of Section 8.4 hereof, shall be deemed to have elected to terminate this Agreement pursuant to clause (ii) above. If Seller, in its Title Response Notice, elects to take action to remove, remedy or comply with any Title Exception set forth in a Title Objection Notice, Seller shall be entitled to an adjournment or adjournments of the Close of Escrow, not to exceed thirty
(30) days in the aggregate. If Seller is unable to remove, remedy or comply with such Title Exceptions at the expiration of such adjournment(s), then, subject to the provisions of Section 8.4 hereof, this Agreement shall be deemed to be terminated as of the last adjourned date of the Close of Escrow. Upon such termination, the Deposit shall be refunded to Purchaser and neither party hereto shall have any further obligation to the other party, with the exception of those obligations which expressly survive the termination of this Agreement. Except as set forth in Section 8.5 hereof, nothing in this Agreement shall be deemed to require Seller to take or bring any action or proceeding or any other steps to remove any defect in or objection to title or to expend any moneys therefor, nor shall Purchaser have any right of action against Seller, at law or in equity, therefor.

     8.4. Purchaser's Right to Accept Title. Purchaser may, upon written notice to Seller at any time on or before the Closing Date (as the same may have been adjourned by Seller in accordance with the provisions of Section 8.3 above), elect to accept such title as Seller can convey, notwithstanding the existence of any Title Exceptions which are not Permitted Exceptions. In such event, (i) this Agreement shall remain in force and effect, (ii) the parties shall proceed to Closing and (iii) Purchaser shall not be entitled to any abatement of the Purchase Price, any credit or allowance of any kind or any claim or right of action against Seller for damages or otherwise by reason of the Title Defects.

     8.5.  Seller's  Obligation.  Notwithstanding  anything  contained  in  this
Article 8 to the contrary, Seller shall at or prior to the Close of Escrow discharge (i) any mortgage or deed of trust affecting the Premises, (ii) any
Title Exception which is knowingly and intentionally created by Seller subsequent to the date hereof or (iii) any other Title Exception which may be discharged solely by the payment of a sum of money, not to exceed $250,000.00 in the aggregate.

     8.6. Title Affidavits, Etc.

          (a) If requested by Title Insurer, Seller shall deliver (i) one or more reasonable and customary title affidavits executed by Seller (or an officer thereof), certifying to factual matters concerning Seller or the Premises which are within the knowledge of Seller and (ii) documents evidencing Seller's payment of franchise or unincorporated business taxes, as applicable.

          (b) If requested by Title Insurer, Purchaser shall deliver one or more reasonable and customary title affidavits executed by Purchaser (or an officer thereof), certifying to factual matters concerning Purchaser or the Premises which are within the knowledge of Purchaser.

     8.7. Title Policy. Upon the Close of Escrow, Seller shall cause Title Insurer to issue to Purchaser an ALTA owner's policy of title insurance, insuring Purchaser's interest in the Ground Lease subject only to the Permitted Exceptions, with a limit of liability in the amount of the Purchase Price (the "Title Policy"). The issuance of the Title Policy shall be in lieu of any express or implied warranty of Seller concerning Purchaser's leasehold title. Purchaser agrees that its only remedy arising by reason of any defect in title shall be against the Title Company. Purchaser's acceptance of the Assignment of Ground Lease and the issuance of the Title Policy to Purchaser shall conclusively establish that Seller conveyed the Property to Purchaser as required by this Agreement and shall discharge in full Seller's obligations under this Article 8.

                      ARTICLE 9. CASUALTY AND CONDEMNATION
                      ------------------------------------

     9.1. Casualty.

          (a) For purposes of this Article 9, the following terms shall have the meanings indicated:

               "MAJOR CASUALTY" means a fire in or other casualty to the Improvements which causes damage or injury to the Improvements and results in Restoration Costs in excess of $200,000.

               "RESTORATION COSTS" means the cost to repair or restore (as reasonably determined by an architect or engineer selected by Seller and approved by Purchaser, which approval shall not be unreasonably withheld, conditioned or delayed) the damage to the Improvements caused by a fire or other casualty, exclusive of the cost of any such repair or restoration for which Seller, as the landlord under any Lease, is not responsible.

          (b) If, between the date hereof and the Closing Date, there shall occur a fire or other casualty affecting the Improvements which is not a Major Casualty, then Purchaser shall have no right to terminate this Agreement and shall purchase the Property in its damaged condition without reduction of or offset against the Purchase Price or any other claim against Seller. Seller shall assign to Purchaser the right to receive any insurance proceeds payable to Seller as a result of such fire or other casualty; provided, however, that Seller shall be entitled to retain (to the extent theretofore paid to Seller), and shall not be obligated to assign the right to receive (to the extent not theretofore paid to Seller), an amount of such insurance proceeds equal to Seller's expenses, if any, incurred in collecting such proceeds and repairing the damage caused by fire or other casualty.

          (c) If, between the date hereof and the Closing Date, there shall occur a fire or other casualty affecting the Improvements which is a Major Casualty, then Purchaser shall have the option, to be exercised by notice given to Seller within fifteen (15) days after the date of such casualty, to terminate this Agreement. If Purchaser shall so elect to terminate this Agreement, the Escrow shall be terminated, whereupon the Deposit shall be refunded to Purchaser and neither party hereto shall have any further obligation to the other hereunder, with the exception of those obligations which expressly survive the termination of this Agreement. If Purchaser shall not elect to terminate this Agreement as provided in this subclause
     (c), then this Agreement shall remain in full force and effect and the provisions of Section 9.1(b) above shall apply to such damage and any insurance proceeds payable in connection therewith.

          (d) In no event shall Seller have any obligation to repair any damage or destruction to the Improvements, but Seller shall have the right to do so and utilize insurance proceeds for such purpose.

          (e) Seller and Purchaser  expressly intend that the provisions of this
     Section 9.1 shall govern in the event of a fire or other casualty.

     9.2. Condemnation. If, between the date hereof and the Closing Date, any condemnation or eminent domain proceedings are initiated which would result in a total or partial taking of the Premises, Purchaser may elect to terminate this Agreement by giving written notice of its election to the other party within fifteen (15) days after receiving notice of such prospective taking. If Purchaser shall so elect to terminate this Agreement, the Escrow shall be terminated, whereupon the Deposit shall be refunded to Purchaser, and neither party hereto shall have any further obligation to the other hereunder, with the exception of those obligations which expressly survive the termination of this Agreement. If Purchaser does not so elect to terminate this Agreement, the parties hereto shall close Escrow without reduction of or offset against the Purchase Price and Purchaser shall have no other claim against Seller. In such event, all of Seller's right, title and interest in and to any condemnation proceeds paid or payable in connection therewith shall be assigned to Purchaser. In no event shall Seller have any obligation to repair or restore the Premises or any portion thereof by reason of any condemnation.

                        ARTICLE 10. DEFAULT AND REMEDIES
                        --------------------------------

     10.1. Default By Purchaser. IF PURCHASER(I) DEFAULTS IN THE PERFORMANCE OF ANY OF ITS OBLIGATIONS TO BE PERFORMED AT THE CLOSE OF ESCROW OR (II) OTHERWISE MATERIALLY DEFAULTS HEREUNDER AND SUCH DEFAULT IS NOT CURED WITHIN FIVE DAYS AFTER NOTICE THEREOF FROM SELLER TO PURCHASER, THEN SELLER MAY TERMINATE THIS AGREEMENT, WHEREUPON THE ESCROW SHALL BE TERMINATED AND THE DEPOSIT PAID TO SELLER AS LIQUIDATED DAMAGES ON ACCOUNT OF SUCH DEFAULT. SELLER AND PURCHASER HEREBY ACKNOWLEDGE AND AGREE THAT THE DAMAGES TO SELLER IN THE EVENT OF PURCHASER'S DEFAULT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN AND THAT THE DEPOSIT IS A REASONABLE ESTIMATE OF THE DAMAGES TO SELLER IN THE EVENT OF PURCHASER'S DEFAULT, SUCH DAMAGES INCLUDING THE COST OF PREPARING, AND NEGOTIATING THE TERMS OF, THIS AGREEMENT, COSTS OF SATISFYING THE CONDITIONS TO PURCHASER'S OBLIGATION TO PROCEED TO THE CLOSE OF ESCROW, COSTS OF SEEKING ANOTHER PURCHASER UPON PURCHASER'S DEFAULT, OPPORTUNITY COSTS IN WITHDRAWING THE PROPERTY FROM THE MARKET, AND OTHER COSTS INCURRED IN CONNECTION HEREWITH. PURCHASER AND SELLER AGREE THAT THE DEPOSIT SHALL BE THE SOLE DAMAGES AND THE SOLE AND EXCLUSIVE REMEDY OF SELLER, LEGAL, EQUITABLE OR OTHERWISE, IN THE EVENT OF ANY DEFAULT OF PURCHASER. BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE DEPOSIT HAS BEEN AGREED UPON AS THE PARTIES' REASONABLE ESTIMATE OF SELLER'S DAMAGES AND AS SELLER'S EXCLUSIVE REMEDY AGAINST PURCHASER, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF PURCHASER. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL THE PROVISIONS OF THIS SECTION 10.1 LIMIT ANY RIGHTS OR REMEDIES OF SELLER WHICH MAY ARISE BY REASON OF A BREACH OF THE INDEMNITY OBLIGATIONS OF PURCHASER CONTAINED IN
SECTION 4.2 HEREOF, ALL OF WHICH ARE EXPRESSLY RESERVED.

INITIALS OF PURCHASER:                      INITIALS OF SELLER:
                      --------------                           --------------

     10.2. Default by Seller. If Seller (i) defaults in the obligations of Seller to be performed at the Close of Escrow or (ii) otherwise materially defaults hereunder and such material Default is not cured within ten (10) days after notice thereof from Purchaser to Seller, then, and in either such event, Purchaser may, as its sole remedy therefor, either (x) pursue an action for specific performance of this Agreement by Seller hereunder, without abatement, credit against or reduction of the Purchase Price or (y) terminate this Agreement by written notice to Seller and Escrowee, whereupon the Escrow shall be terminated and the Deposit shall be refunded to Purchaser; it being understood and agreed that in no event shall Purchaser be entitled to money damages. If Purchaser shall elect to so terminate this Agreement, then, upon such election, neither party shall have any further rights or obligations hereunder other than those which expressly survive the termination of this Agreement. Except as expressly provided in this Section 10.2, Purchaser waives any other right or remedy, at law or in equity, which Purchaser may have or be entitled to as a result of any default by Seller.

     10.3. Breach of Representation. If Purchaser proceeds to Closing with knowledge of any inaccuracy in a representation of Seller, Purchaser shall be deemed to have waived objection to such inaccuracy and shall have no right of action or claim against Seller for damages or otherwise by reason thereof. If, after the Closing, Purchaser shall first learn of an inaccuracy in any representation of Seller (made as of the Closing Date), which representation expressly survives Closing, then Purchaser shall have a claim for damages on account thereof, provided that (i) any claim not brought within the applicable survival period shall be deemed waived, (ii) Purchaser hereby waives the right to collect or seek to collect consequential or punitive damages and (iii) Purchaser reasonably can demonstrate that the damages sustained by Purchaser as a result of such inaccuracy exceed $50,000.

                               ARTICLE 11. BROKER
                               ------------------

     11.1. Broker. Seller and Purchaser each represent and warrant to the other that each has had no conversations or dealings with any broker or finder in connection with the transactions contemplated hereby, other than Broker. Purchaser and Seller (each, an "INDEMNIFYING PARTY") shall indemnify, defend and hold the other harmless from and against any and all loss, cost or expense (including, without limitation, reasonable attorneys' fees) arising by reason of a claim for a commission or other compensation made by a broker or finder (other than Broker) claiming to have dealt with the Indemnifying Party. The provisions of this Article 11 shall survive Closing or any termination of this Agreement.

                             ARTICLE 12. ASSIGNMENT
                             ----------------------

     12.1. No Assignment by Purchaser. Neither this Agreement nor any of the rights of Purchaser hereunder (nor the benefits of such rights) may be assigned, transferred or encumbered without Seller's prior written consent (which consent may be withheld in Seller's sole and absolute discretion) and any purported assignment, transfer or encumbrance without Seller's prior written consent shall be void. Purchaser expressly covenants and agrees that (a) if Purchaser is a corporation, a sale or transfer of more than fifty (50%) percent (at any one time or, in the aggregate from time to time) of the shares of any class of the issued and outstanding stock of Purchaser, its successors or assigns, or the issuance of additional shares of any class of its stock to the extent of more than fifty (50%) percent (at any one time or, in the aggregate from time to time) of the number of shares of said class of stock issued and outstanding on the date hereof, (b) if Purchaser is a partnership, joint venture or limited liability company, a sale or transfer of more than fifty (50%) percent (at any one time or, in the aggregate from time to time) of the partnership, joint venture, membership or other unincorporated association interests of Purchaser, its successors or assigns, or the issuance of additional partnership, joint venture or member interests of any class to the extent of more than fifty (50%) percent (at any one time or, in the aggregate from time to time) of the amount of partnership, joint venture or member interests issued on the date hereof shall, in any such case, constitute an assignment of this Agreement. Unless, in each instance, the prior written consent of Seller has been obtained, any such assignment shall constitute a material default under this Agreement and shall entitle Seller to exercise all rights and remedies under this Agreement, at law or equity, in the case of such a Default.

     12.2. Permitted Assignment to Affiliate.  Notwithstanding the provisions of
Section 14.1 above to the contrary, the named Purchaser in this Agreement shall have the one-time right to assign its rights and obligations under this Agreement to an Affiliate of such named Purchaser effective on or prior to the Closing, provided that on or prior to the effective date of such assignment, Purchaser delivers to Seller evidence of the ownership of Purchaser and the proposed assignee so as to permit Seller to verify that such proposed assignee is an Affiliate of Purchaser and (c) on or prior to the effective date of such assignment, the Purchaser shall deliver to Seller a written assumption, in form reasonably satisfactory to Seller and duly executed and acknowledged by the assignee, in which the assignee agrees to assume all of Purchaser's covenants, agreements and obligations under this Agreement. As of the date of the assignment of this Agreement to an Affiliate in accordance with the foregoing provisions of this Section 12.2, the representations of Purchaser named herein set forth in Section 7.1 hereof shall be remade as to the Affiliate, as Purchaser, except that the representations and warranties set forth in Section 7.1(a) hereof shall be modified accordingly. Purchaser named herein shall remain fully liable for all of Purchaser's covenants, agreements and obligations under this Agreement notwithstanding any such permitted assignment pursuant to this
Section 12.2.

                              ARTICLE 13. COVENANTS
                              ---------------------

     13.1. Operation of Premises. Between the date hereof and the Closing Date, Seller shall continue to maintain the Premises in the ordinary course and substantially in accordance with the practices and procedures customarily followed by Seller in the maintenance of the Premises prior to the date hereof; provided, however, that Seller shall have no obligation to make any repairs or expenditures that are capital in nature.

     13.2. Insurance. Between the date hereof and the Closing Date, Seller shall either (a) maintain in full force and effect the fire and other casualty insurance coverages described in Exhibit Q annexed hereto or (b) replace such insurance policies with other policies providing coverage equivalent thereto.

     13.3. Modification of Leases. Between the date hereof and the Closing Date, Seller shall not modify or amend any of the Existing Leases or any of the New Leases without Purchaser's prior written consent in each instance, which consent may be withheld in Purchaser's sole and absolute discretion; provided, however, Seller shall have the right, without Purchaser's consent, to enter into any modification or amendment of an Existing Lease or a New Lease if the same is required pursuant to the terms of the Existing Lease or the New Lease, as the case may be, or if the same is entered into to effectuate or memorialize the exercise of any right or option contained in the Existing Lease or the New Lease, as the case may be. If required, Purchaser's consent shall be deemed granted if not denied by notice (stating the grounds for denial with reasonable specificity) given to Seller within five (5) Business Days after request for such consent by Seller.

     13.4. Termination of Leases. Between the date hereof and the Closing Date, Seller shall not cancel, accept the surrender of, or terminate any of the Existing Leases or New Leases without Purchaser's prior written consent in each instance, which consent may be withheld in Purchaser's sole and absolute discretion; provided, however, Seller shall have the right, without Purchaser's consent, to cancel, accept the surrender of, or terminate an Existing Lease or a New Lease (i) if such cancellation, surrender or termination is predicated upon a default of the tenant thereunder or (ii) if such cancellation, surrender or termination is made by the tenant pursuant to the terms of the Existing Lease or the New Lease, as the case may be. If required, Purchaser's consent shall be deemed granted if not denied by notice (stating the grounds for denial with reasonable specificity) given to Seller within five (5) Business Days after request for such consent by Seller.

     13.5. New Leases. Between the date hereof and the Closing Date, Seller shall not enter into any New Leases without Purchaser's prior written consent in each instance, which consent may be withheld in Purchaser's sole and absolute discretion.

     13.6. Leasing Costs. Purchaser shall pay and be solely responsible for the payment of (or, to extent paid by Seller, shall reimburse Seller at the Closing for), all or a portion of any Leasing Costs paid or payable by the landlord under the Leases in connection with (i) any New Lease or any modification or amendment of any New Lease to which Purchaser has consented or to which Purchaser's consent is not required in accordance with the terms hereof and (ii) any modification or amendment of an Existing Lease to which Purchaser has consented or to which Purchaser's consent is not required in accordance with the terms hereof, including Leasing Costs which arise after the date hereof by reason of a Contingent Commission Event.

     13.7. Service Contracts. Between the date hereof and the Closing Date, Seller shall not enter into any New Service Contracts or modify, renew or extend the term of any of the Existing Service Contracts or New Service Contracts without Purchaser's prior written consent in each instance, which consent may be withheld in Purchaser's sole and absolute discretion; provided, however, Seller shall have the right, without Purchaser's consent, to enter into any New Service Contracts and modify, renew or extend the term of any Existing Service Contracts or New Service Contracts (i) if the same is cancelable upon no more than thirty
(30) days' notice without payment by Purchaser of a cancellation fee or (ii) if the same is required pursuant to the terms of any of the Existing Service Contracts or New Service Contracts or if the same is entered into to effectuate or memorialize the exercise of any right or option on the part of the other party (i.e., the contractor) contained in any of the Existing Service Contracts or New Service Contracts. If required, Purchaser's consent shall be deemed granted if not denied by notice (stating the grounds for denial with reasonable specificity) given to Seller within two (2) Business Days after request for such consent by Seller. Notwithstanding anything contained in this
Section 15.7 to the contrary, Seller shall have the right, without Purchaser's consent, to terminate any one or more of the Existing Service Contracts and the New Service Contracts at any time on or prior to the Closing Date.

     13.8. Leasing and Management Agreements. Seller shall at Closing terminate the Property Management Agreement (as defined in Exhibit D annexed hereto) and, subject to the provisions of the Assignment of Service Contracts, Licenses and Permits, the Leasing Agency Agreement (as defined in Exhibit D annexed hereto).

     13.9. Unlawful Detainer Action. Notwithstanding any contrary provision contained herein, Seller reserves the right to prosecute to completion that certain unlawful detainer action commenced by Seller against the tenant under the G. Ray Hawkins Lease (the "Action") or to settle or otherwise dispose of the Action in the manner that Seller deems appropriate. Seller shall be entitled to prosecute and collect any judgment obtained by Seller prior to the Close of Escrow in the Action. If the Action is pending at the Close of Escrow, Seller shall assign to Purchaser all of its right, title and interest in the Action. If subsequent to the Close of Escrow Purchaser obtains a judgment in the Action and ultimately collects upon the same, the amounts collected (net of reasonable attorneys' fees incurred by Purchaser in prosecuting the Action) shall be pro rated and applied in accordance with the provisions of Article 6 hereof.

                            ARTICLE 14. MISCELLANEOUS
                            -------------------------

     14.1. Notices. (a) All notices, demands, requests and other communications required hereunder shall be in writing and shall be deemed to have been given:
(i) upon delivery, if personally delivered; (ii) three (3) days after deposit in the United States Mail when delivered, postage prepaid, by certified or registered mail; (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service marked for delivery on the next Business Day; or (iv) upon receipt when transmitted by telecopy, provided that notice is also sent by one of the foregoing three methods, in each case addressed to the party for whom it is intended at its address hereinafter set forth:

                  If to Seller:

                           Wellsford Capital Properties, L.L.C.
                           c/o Wellsford Real Properties, Inc.
                           535 Madison Avenue
                           26th Floor
                           New York, New York 10022
                           Attention: William Darrow
                           Telecopy No: (212) 421-7244
                  with a copy to:

                           Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                           New York, New York 10104
                           Attention: Dennis M. Sughrue, Esq.
                           Telecopy No. (212) 541-4630

                  If to Purchaser:

                           Dial Advisory Group, Inc.
                           11506 Nicholes Street, Suite 200
                           Omaha, Nebraska 68154
                           Attention: Starr Schulke
                           Telecopy: (402) 493-7495

                  If to Escrowee:

                           Commerce Escrow Company
                           1545 Wilshire Blvd.
                           Suite 600
                           Los Angeles, California 90012
                           Attention: Mark Minsky
                           Telecopy No. (213) 484-0417

          (b) Any party may designate a change of address by written notice to the others given in accordance with the provisions of this Section 14.1.

          (c) The attorney for any party may send notices on that party's behalf.

     14.2.  Transaction  Costs.  Seller, in addition to its  responsibility  for escrow costs payable by Seller, shall also be responsible for the cost of its legal counsel, advisors and the other professionals employed by it in connection with the sale of the Property. Purchaser, in addition to its responsibility for escrow costs payable by Purchaser, shall also be responsible for the cost of (i) Purchaser's due diligence, (ii) Purchaser's legal counsel, advisors, engineers, consultants and other professionals employed by it in connection with
Purchaser's due diligence and the purchase of the Property, and (iii) any financing Purchaser may elect to obtain, including the incremental cost of any lender's policy of title insurance.

     14.3. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

     14.4. Successors. All of the provisions of this Agreement and of any of the documents and instruments executed in connection herewith shall apply to and be binding upon, and inure to the benefit of Seller and Purchaser, their successors and their permitted assigns.

     14.5. No Third Party Beneficiary. This Agreement and each of the provisions hereof are solely for the benefit of Purchaser and Seller and their permitted assigns. No provisions of this

Agreement or of any of the documents and instruments executed in connection herewith shall be construed as creating in any person or entity other than Purchaser and Seller and their permitted assigns any rights of any nature whatsoever.

     14.6. Entire Agreement. This Agreement, together with the documents and instruments executed and delivered in connection herewith, set forth the entire agreement between Purchaser and Seller relating to the transactions contemplated hereby and all other prior or contemporaneous agreements, understandings, representations or statements, oral or written, relating directly to the Property are superseded hereby.

     14.7. Severability. If any provision in this Agreement is found by a court of competent jurisdiction to be in violation of any applicable law, and if such court should declare such provision of this Agreement to be unlawful, void, illegal or unenforceable in any respect, the remainder of this Agreement shall be construed as if such unlawful, void, illegal or unenforceable provision were not contained therein, and the rights, obligations and interests of the parties hereto under the remainder of this Agreement shall continue in full force and effect undisturbed and unmodified in any way.

     14.8. Modification. This Agreement and the terms hereof may not be changed, waived, modified, supplemented, canceled, discharged or terminated orally, but only by an instrument or instruments in writing executed and delivered by Seller and Purchaser.

     14.9. Waiver of Trial by Jury. EACH PARTY HEREBY WAIVES, IRREVOCABLY AND UNCONDITIONALLY, TRIAL BY JURY IN ANY ACTION BROUGHT ON, UNDER OR BY VIRTUE OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY OF THE DOCUMENTS OR CERTIFICATES EXECUTED IN CONNECTION HEREWITH, THE PROPERTY, OR ANY CLAIMS, DEFENSES, RIGHTS OF SET-OFF OR OTHER ACTIONS PERTAINING HERETO OR TO ANY OF THE FOREGOING.

     14.10. Venue. Purchaser and Seller each hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of this Agreement or the transactions contemplated hereby brought in any federal or state court sitting in the State of California and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Seller and Purchaser further hereby expressly submit to the jurisdiction of all federal and state courts sitting in the State of California.

     14.11. No Recording. Neither this Agreement nor any memorandum hereof shall be recorded. Each party hereby agrees to indemnify and hold harmless the other for all liabilities, losses, damages, liens, suits, claims, costs and expenses (including reasonable attorneys' fees) incurred by the others by reason of a breach of the foregoing covenant.

     14.12. Captions. The captions and table of contents in this Agreement are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions hereof.

     14.13. Counterparts; Effectiveness of Agreement. This Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which together will constitute one instrument. This Agreement shall not be effective unless and until the same has been executed and delivered by all parties hereto whether in one or more counterparts.

     14.14. Merger. The delivery of the Deed to Purchaser and the closing of title to the Property shall be deemed to constitute full performance and discharge by Seller of every agreement and obligation on the part of Seller to be performed hereunder, and no agreement, promise, representation or warranty, express or implied, on the part of Seller shall survive Closing unless expressly set forth to the contrary herein.

     14.15. 1031 Exchange. Purchaser may desire to exchange the Property for property of like-kind and qualifying use pursuant to Section 1031 of the Internal Revenue Code, as amended. In connection therewith, Seller shall (i) permit Purchaser to assign its interest (but not its obligations, to the extent such obligations survive the Close of Escrow in accordance with the terms of this Agreement) in this Agreement to a "Qualified Intermediary" as provided in Treasury Regulations Section 1.1031(k)-1(g)(4) and (ii) accept payment of the Closing Payment from such Qualified Intermediary. Seller shall cooperate with Purchaser to the extent reasonably necessary to effectuate such exchange. In no event, however, shall Seller be obligated to incur any expense, make any representation or warranty or perform any covenant in favor of Purchaser or any other party in connection with such exchange. Purchaser shall indemnify and hold Seller harmless from and against any and all claims or costs incurred by Seller in connection with such exchange.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    Seller:
                                    ------

                                    WELLSFORD CAPITAL PROPERTIES, L.L.C.

                                    By: Wellsford Capital, its sole member

                                    By: /s/ William H. Darrow II
                                       --------------------------------
                                        Name: William H. Darrow II
                                        Title: Vice President

                                    Purchaser:
                                    ---------

                                    DIAL ADVISORY GROUP, INC.

                                    By: /s/ Philip J. Gibson
                                       --------------------------------
                                        Name: Philip J. Gibson
                                        Title: President

Agreed as to Article 3 only:

COMMERCE ESCROW COMPANY:


By: /s/ Mark R. Minsky
   --------------------------------
     Name: Mark R. Minsky
     Title: Vice President

                                    Exhibit A

                               (the Ground Lease)

Joint Occupancy Lease (the "Ground Lease"), dated as of May 14, 1984, by and between Santa Monica-Malibu Unified School District ("Lessor"), and City Developers, Inc. ("CDI"), with respect to certain property located at 1651 Sixteenth Street and 900 Colorado Avenue both in Santa Monica, California, which Lease was recorded as Instrument No. 85-994306 and amended by a Confirmatory Memorandum of Joint Occupancy Lease, dated April 18, 1988, and recorded as Instrument No. 88-557913.

The Ground Lease has been modified and assigned by the following addenda, letter agreements and assignments.

     1. First Addendum to Joint Occupancy Lease between Lessor and CDI dated as of May 14, 1984 and executed on July 17, 1984;

     2. Second Addendum to Joint Occupancy Lease between Lessor and CDI dated as of May 14, 1984 and executed on July 17, 1984;

     3. Assignment by CDI to Midis Properties, Ltd.("Midis") dated September 19, 1984 and recorded August 27, 1985 as Instrument No. 85-994307.

     4. Third Addendum to Joint Occupancy Lease between Lessor and CDI effective July 31, 1985;

     5. Fourth Addendum to Joint Occupancy Lease between Lessor and CDI, dated July 1986;

     6. Fifth Addendum to Joint Occupancy Lease between Lessor and CDI, dated July 1, 1986;

     7.   Letter agreement dated November 25, 1986 between Lessor and Midis;

     8.   Letter agreement dated October 21, 1987 between Lessor and Midis;

     9. Sixth Addendum to Joint Occupancy Lease among Lessor, Midis and Santa Monica HSR Limited Partnership ("HSR"), dated December 8, 1987;

     10. Seventh Addendum to Joint Occupancy Lease among Lessor, Midis and HSR, dated as of (undated) , 1993. ------------

     11. Assignment by Midis to CAM Properties, Inc. et al, by assignment dated December 12, 1994 and recorded June 30, 1995 as Instrument No. 95-1050542, and further assigned to Bay City Holdings, L.P. by assignment dated December 12, 1994 and recorded June 30, 1995 as Instrument No. 95-1050543.

     12. Assignment of Joint Occupancy Lease, dated October 21, 1998 by and between Bay City Holdings, L.P. and Wellsford Capital Properties, L.L.C.

                                    Exhibit B

                                   (the Land)

PARCEL I:
---------

THE PARCEL OF LAND IN THE RANCHO SAN VICENTE Y SANTA MONICA, IN THE CITY OF SANTA MONICA, SHOWN AS PARCEL 11, THREE AND TWO HUNDRED SIXTY-TWO THOUSANDTHS (3.262) ACRES, AND MARKED APEDRO CARL CARRILLO@ ON THE MAP ATTACHED TO THE CERTIFIED COPY OF THE FINAL DECREE OF PARTITION IN CASE NO. B-25296 OF THE SUPERIOR COURT OF SAID COUNTY, RECORDED IN BOOK 6387, PAGE 1 OF DEEDS, RECORDS OF LOS ANGELES COUNTY, STATE OF CALIFORNIA.

PARCEL II:
----------

LOTS 13 AND 14 OF THE STANDARD TRACT, IN THE CITY OF SANTA MONICA, AS PER MAP FILED IN BOOK 5, PAGE 83 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES SAID COUNTY, CALIFORNIA.

ALSO THAT PORTION OF LOT 15 OF SAID STANDARD TRACT AND, THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, RECORDED IN BOOK 3, PAGE 30 OF PATENTS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS
FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF LOT 14 OF THE STANDARD TRACT, AS PER MAP FILED IN BOOK 5, PAGE 83 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY; THENCE SOUTH 44? 45' EAST ALONG THE NORTHEASTERLY LINE OF SAID LOT 14 TO THE MOST EASTERLY CORNER OF SAID LOT 14; THENCE SOUTHWESTERLY ALONG THE SOUTHEASTERLY LINE OF LOTS 13 AND 14 OF SAID STANDARD TRACT TO THE MOST SOUTHERLY CORNER OF SAID LOT 13; THENCE SOUTH 44? 45' EAST ALONG THE SOUTHEASTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF SAID LOT 13, 116.66 FEET, MORE OR LESS, TO A POINT IN A LINE DISTANT 30 FEET (MEASURED AT RIGHT ANGLES) NORTHWESTERLY FROM AND PARALLEL TO THE SOUTHEASTERLY LINE OF SAID STANDARD TRACT; THENCE NORTH 37? 26' EAST ALONG SAID PARALLEL LINE 50.44 FEET, MORE OR LESS, TO ITS INTERSECTION WITH THE NORTHEASTERLY LINE OF SAID STANDARD TRACT; THENCE SOUTH 44? 45' EAST ALONG SAID NORTHEASTERLY LINE 30.28 FEET, MORE OR LESS, TO A POINT IN THE NORTHWESTERLY LINE 30.28 FEET MORE OR LESS, TO A POINT IN THE NORTHWESTERLY RIGHT OF WAY LINE OF THE SOUTHERN PACIFIC COMPANY. SAID POINT BEING ALSO THE MOST EASTERLY CORNER OF SAID STANDARD TRACT, THENCE NORTH 37? 26' EAST 203.28 FEET, MORE OR LESS, ALONG SAID NORTHWESTERLY RIGHT OF WAY LINE OF THE SOUTHERN PACIFIC COMPANY TO THE MOST SOUTHERLY CORNER OF THAT CERTAIN 30 FOOT STRIP OF LAND CONVEYED TO LOS ANGELES PACIFIC RAILROAD COMPANY BY E.P. CLARK IN BOOK

2805, PAGE 199 OF DEEDS; THENCE NORTH 44? 45' WEST 30 FEET TO THE MOST WESTERLY CORNER OF SAID 30 FOOT STRIP OF LAND; THENCE NORTHEASTERLY 235.90 FEET, MORE OR LESS, ALONG THE NORTHWESTERLY LINE OF SAID 30 FOOT STRIP OF LAND TO A POINT IN THE SOUTHEASTERLY PROLONGATION OF THE NORTHEASTERLY LINE OF TENTH STREET , 80 FEET WIDE; THENCE NORTHWESTERLY ALONG SAID PROLONGED LINE OF 140.4 FEET, MORE OR LESS, TO A POINT IN THE SOUTHEASTERLY LINE OF COLORADO AVENUE (FORMERLY RAILROAD AVENUE) 80 FEET WIDE; THENCE SOUTHWESTERLY ALONG THE SOUTHEASTERLY LINE OF SAID COLORADO AVENUE 435.10 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

                                    Exhibit C

                                (Existing Leases)

1. Standard Industrial/Commercial Multi-Tenant Lease-Modified Net, dated as of February 7, 1997, by and between Bay City Holdings, LP, as Lessor, and Direct Partners, L.L.C., as Lessee, which Lease was amended pursuant to that First Amendment to Lease, dated as of August 15, 1997, by and between Lessor and Lessee, which Lease was assigned, pursuant to that certain Assignment and Assumption of Standard Industrial/Commercial Multi-Tenant Lease, dated as of April 30, 1999, by and between Direct Partners L.L.C., as assignor, and DP Acquisition Inc., as assignee. (Agreement of Sublease dated as of May 11, 2000, by and between Direct Partners Inc., as Sublessor, and Groundswell Inc., as Sublessee).

2. Standard Industrial Lease - Multi-Tenant, dated as of July 1, 1993, by and between Midas Properties Ltd., as Lessor, and G. Ray Hawkins, as Tenant.

3. Standard Industrial Lease - Multi-Tenant, dated as of April 20, 1995, by and between Bay City Holdings L.P., as Lessor, and Direct Partners, as Lessee, which Lease was amended pursuant to that First Amendment To Lease, dated August 15, 1997, by and between Lessor and Direct Partners LLC, successor in interest to Direct Partners, as Lessee. (the "Direct Partners Lease").

4. Standard Industrial Lease - Net, dated as of October 15, 1992, by and between Midas Properties, Ltd., as Lessor and Dalkey Post, Inc., as Lessee, which Lease was amended pursuant to that Amendment Number One To Lease Agreement, dated July 9, 1997, by and between Lessor and Lessee.

5. Lease Agreement, dated as of August 30, 2000, by and between Wellsford Capital Properties LLC, as Landlord and The Accelerator Group LLC, as Tenant.

6. Standard Industrial Lease - Net, dated as of October 1, 1992, by and between Midas Properties, Ltd., as Lessor, and Christopher Grimes, as Lessee, which Lease was amended pursuant to that Amendment Number One To Lease Agreement, dated as of March 7, 1997, by and between Bay City Holding LP, successor in interest to Midas Properties Ltd., as Lessor and Lessee.

7. Standard Industrial/Commercial Multi-Tenant Lease - Modified Net, dated as of May 31, 1996, by and between Bay City Holdings LP, as Lessor and Darling Construction & Realty Corporation, as Lessee. (Sublease, dated as of January 17, 1997, by and between Darling Contruction, as Sublessor and Crazy Horse Editorial, as Sublessee, Further Sublease, dated as of October 1, 1997, by and between Crazy Horse Editorial, as Sublessor and Conning, Hammers, Klok & Wagner, as Sublessee, Further Sublease, dated as of September 14, 1999, by and between Conning, Hammers, Klok & Wagner, as Sublessor and Base 2, as Sublessee).

8. Lease Agreement, dated as of November 22, 1999, by and between Wellsford Capital Properties LLC, as Landlord, and AFT Corporation, as Tenant.

9. Lease Agreement, dated as of March 9, 1999, by and between Wellsford Capital Properties L.L.C., as Landlord, and Mary Martinuzzi dba Mary M. Photography, as Tenant.

10. Standard Industrial Lease - Multi-Tenant, dated as of April 1, 1995, by and between Bay City Holdings LP, as Lessor and Graying & Balding, Inc., as Lessee, which Lease was amended pursuant to that First Amendment To Lease, dated as of May 12, 1995, by and between Lessor and Lessee. (Standard Sublease, dated as of May 19, 1999, by and between Graying & Balding, Inc., as Sublessor and Intervisual Communication, Inc., as Sublessee).

11. Lease Agreement, dated as of October 25, 1999, by and between Wellsford Capital Properties LLC, as Landlord and GMP Architects, Inc., as Tenant.

12. Lease Agreement, dated as of August 29, 2000, by and between Wellsford Capital Properties LLC, as Landlord and Interior Spaces, Inc., as Tenant.

13. Lease Agreement, dated as of May 19, 2000, by and between Wellsford Capital Properties LLC, as Landlord and The Pet Allergy Center, Inc., as Tenant.

14.  Lease Agreement, dated as of May 22, 2000, by and between Wellsford Capital
     Properties  LLC,  as  Landlord  and  Gabrielle   Raumberger  dba  Gabrielle
     Raumberger Design, as Tenant.

15. Lease Agreement, dated as of February 5, 1999, by and between Wellsford Capital Properties LLC, as Landlord and Shigura, Ltd., as Tenant.

16. Lease Agreement, dated as of February 1, 1999, by and between Wellsford Capital Properties LLC, as Landlord and Gary E. Carr and Sandra B. Carr, as Tenant.

17. Standard Industrial/Commercial Multi-Tenant Lease - Modified Net, dated as of December 17, 1996, by and between Bay City Holdings LP, as Lessor and Anti Gravity Products aka Daniel Lutz, as Lessee.

18. Joint Occupancy Lease, dated as of May 14, 1984, by and between Santa Monica-Malibu Unified School District, as Lessor and City Developers, Inc., as Lessee, which Lease is modified pursuant to First Addendum To Joint Occupancy Lease, dated as of May 14, 1984, by and between Lessor and Lessee, which Lease is modified pursuant to Second Addendum To Joint Occupancy Lease, dated as of May 14, 1984, by and between Lessor and Lessee, which Lease is modified pursuant to Third Addendum to Joint Occupancy Lease, dated as of July 31, 1985, by and between Lessor and Lessee, which Lease is modified pursuant to Fourth Addendum to Joint Occupancy Lease, dated as of July 1986, by and between Lessor and Lessee, which Lease is modified pursuant to Fifth Addendum to Joint Occupancy Lease, dated as of July 1, 1986, by and between Lessor and Lessee, which Lease is modified pursuant to Letter Agreement. Dated as of July 1, 1986, by and between Lessor and Lessee, which Lease is modified pursuant to Letter Agreement, dated as of November 25, 1986, by and between Lessor and Lessee, which Lease is modified pursuant to Letter Agreement, dated as of October 21, 1987, by and between Lessor and Lessee, which Lease is modified pursuant to Sixth Addendum to Joint Occupancy Lease, dated as of December 8, 1987, by and between Lessor and Midas Properties Ltd., successor in interest to City Developers, Inc.

     and Santa Monica HSR Limited Partnership ("HSR"), as Lessee, which Lease is modified pursuant to Seventh Addendum to Joint Occupancy Lease, which is undated, by and among Lessor, Midas and HSR, which canceled the First through Fifth Addendums and two Letter Agreements with respect to the Sixteenth Street and Colorado Avenue properties, which Lease was assigned pursuant to Absolute Assignment of Leasehold Estate and Consent, dated as of December 12, 1994 by and between Lessor and Lessee, recorded June 30, 1995 as Document No. 95-1050543.

19. Lease Agreement, dated as of February 28, 2000, by and between Wellsford Capital Properties LLC, as Landlord and Interpacket Networks, Inc., as Tenant.

20. Standard Industrial Multi-Tenant Lease - Modified Net, dated as of December 4, 1996, by and between Bay City Holdings LP, as Lessor and Dot Imaging & Printing, Inc., as Lessee.

21. Standard Industrial/Commercial Multi-Tenant Lease - Modified Net, dated as of June 19, 1997, by and between Bay City Properties LP, as Lessor and Santa Monica Malibu Unified School District, as Lessee (the "Santa Monica - Malibu School District Lease").

22. Standard Industrial/Commercial Multi-Tenant Lease - Modified Net, dated as of April 6, 1998, by and between Bay City Properties LP, as Lessor and Laurant Beverly Hills, Inc., as Lessee. (Sublease, dated as of (undated), by and between Laurant Beverly Hills, Inc., as Sublessor and KAOS Entertainment, Inc., as Sublessee).

23. Standard Industrial/Commercial Multi-Tenant Lease - Modified Net, dated as of January 14, 1998, by and between Bay City Properties LP, as Lessor and American Medical Response of Southern California, as Lessee.

24. Lease Agreement, dated as of November 16, 2000, by and between Wellsford Capital Properties LLC, as Landlord and Beyond Imagination Graphics, as Tenant.

25. Standard Industrial/Commercial Multi-Tenant Lease - Modified Net, dated as of April 15, 1997, by and between Bay City Holdings LP, Lessor and Commercial Graphics Corporation, as Lessee, which Lease was transferred pursuant to Consent To Transfer, which is undated, by and between Commercial Graphics Corporation, as Tenant and ARC Acquisition Corporation, as Transferee.

                                    Exhibit D
                  (Service Contracts and Brokerage Agreements)

1. Property Management Agreement, dated as of April 1, 2000, by and between Wellsford Capital Properties, LLC and Charles Dunn Real Estate Services, Inc. (the "Property Management Agreement").

2. Leasing Agreement dated May 1, 2000 for Bay City Holdings between Wellsford Real Properties, LLC and Westmac Commercial Brokerage Company (the "Leasing Agency Agreement").

3. Service Contract, dated as of September 10, 1998, by and between Bay City Holdings, LP and Coverall of the San Fernando Valley, Inc.

4 Service Agreement, dated as of January 1, 2000, by and between Bay City Holding Inc. and Consolidated Services Inc. (900 Colorado Avenue)

5. Service Agreement, dated as of January 1, 2000, by and between Bay City Holding Inc. and Consolidated Services Inc. (1630 17th Street)

6. Service Agreement, dated as of January 1, 2000, by and between Bay City Holding Inc. and Consolidated Services Inc. (1651 16th Street)

7. Agreement, dated as of July 17, 2000, by and between Wellsford Capital Properties LLC and Vivitar Security Systems, Inc. (900 Colorado Avenue)

8. System Purchase Agreement. Dated as of February 22, 1996, by and between Bay City Holdings and API Security Inc. (1651 16th Street)

9. Service Contract, dated as of November 25, 1997, by and between Wellsford Capital Properties LLC and Live Art Plantscapes.

10. Service Contract, dated as of June 30, 1998, by and between Bay City Holdings LC and Klean Sweep. Inc.

                                    Exhibit E
                      (Form of Assignment of Ground Lease)

                           ASSIGNMENT OF GROUND LEASE
                           --------------------------

     THIS ASSIGNMENT OF GROUND LEASE (this "ASSIGNMENT"), is made as of the ___ day of January, 2001, by and between WELLSFORD CAPITAL PROPERTIES, L.L.C., a Delaware limited liability company having an address c/o Wellsford Real Properties, Inc., 535 Madison Avenue, 26th Floor, New York, New York 10022 ("ASSIGNOR"), and DIAL ADVISORY GROUP, INC., a Nebraska corporation having an office at 11506 Nicholes Street, Suite 200, Omaha, Nebraska 68154 ("ASSIGNEE").

                                 R E C I T A L S
                                 ---------------

     Pursuant to that certain Purchase and Sale Agreement dated as of December ___, 2000 between Assignor, as seller, and Assignee, as purchaser (the "PURCHASE AGREEMENT"), Assignor is selling to Assignee its interest as lessee under that certain ground lease described in Schedule A annexed hereto (the "GROUND LEASE"), which Ground Lease demises premises located at 1651 Sixteenth Street and 900 Colorado Boulevard, Santa Monica, California, which premises are more particularly described on Schedule B annexed hereto.

     NOW, THEREFORE, in consideration of the foregoing promises, covenants and undertakings contained in this Assignment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                            ASSIGNMENT AND ASSUMPTION
                            -------------------------

     Assignor hereby assigns, transfers, sets-over, delivers and conveys unto Assignee all of the rights, benefits and privileges of Assignor, as lessee under the Ground Lease, TO HAVE AND TO HOLD unto Assignee.

     Assignee   assumes  and  agrees  to  discharge   and  perform  all  duties,
obligations and liabilities of the lessee under the Ground Lease first arising or accruing from and after the date hereof.

     This Assignment is made by Assignor without recourse, representation or warranty of any kind, except as may be expressly set forth in the Purchase Agreement and subject to the limitations on survival of representations and warranties set forth therein.

     This Assignment shall be binding upon, enforceable by and shall inure to the benefit of the successors and assigns of the parties.

     This Assignment may be signed in multiple counterparts which, when taken together and signed by all parties and delivered to any other party hereto, shall constitute a binding Assignment between the parties.

     This Assignment shall be governed by and construed in accordance with the laws of the State of California.

     IN  WITNESS  WHEREOF,   Assignor  and  Assignee  have  duly  executed  this
Assignment as of the date first set forth above.

            ASSIGNOR:

            WELLSFORD CAPITAL PROPERTIES, L.L.C.

            By: Wellsford Capital, a Maryland real estate investment trust

            By:
               --------------------------------
                    Name:
                    Title:


            ASSIGNEE:

            DIAL ADVISORY GROUP, INC.


            By:
               --------------------------------
                    Name:
                    Title:

                             Schedule A to Exhibit E
                             -----------------------

Joint Occupancy Lease (the "Ground Lease"), dated as of May 14, 1984, by and between Santa Monica-Malibu Unified School District ("Lessor"), and City Developers, Inc. ("CDI"), with respect to certain property located at 1651 Sixteenth Street, 900 Colorado Avenue in Santa Monica, California, which Lease was recorded as Instrument No. 85-994306 and amended by a Confirmatory Memorandum of Joint Occupancy Lease, dated April 18, 1988, and recorded as Instrument No. 88-557913.

The Ground Lease has been modified and assigned by the following addenda, letter agreements and assignments.

1. First Addendum to Joint Occupancy Lease between Lessor and CDI dated as of May 14, 1984 and executed on July 17, 1984;

2. Second Addendum to Joint Occupancy Lease between Lessor and CDI dated as of May 14, 1984 and executed on July 17, 1984;

3. Assignment by CDI to Midis Properties, Ltd.("Midis") dated September 19, 1984 and recorded August 27, 1985 as Instrument No. 85-994307.

4. Third Addendum to Joint Occupancy Lease between Lessor and CDI effective July 31, 1985;

5. Fourth Addendum to Joint Occupancy Lease between Lessor and CDI, dated July 1986;

6. Fifth Addendum to Joint Occupancy Lease between Lessor and CDI, dated July 1, 1986;

7.   Letter agreement dated November 25, 1986 between Lessor and Midis;

8.   Letter agreement dated October 21, 1987 between Lessor and Midis;

9. Sixth Addendum to Joint Occupancy Lease among Lessor, Midis and Santa Monica HSR Limited Partnership ("HSR"), dated December 8, 1987; ---

10. Seventh Addendum to Joint Occupancy Lease among Lessor, Midis and HSR, dated as of (undated), 1993.

11. Assignment by Midis to CAM Properties, Inc. et al, by assignment dated December 12, 1994 and recorded June 30, 1995 as Instrument No. 95-1050542, and further assigned to Bay City Holdings, L.P. by assignment dated December 12, 1994 and recorded June 30, 1995 as Instrument No. 95-1050543.

12. Assignment of Joint Occupancy Lease, dated October 21, 1998 by and between Bay City Holdings, L.P. and Wellsford Capital Properties, L.L.C.

                             Schedule B to Exhibit E
                             -----------------------

PARCEL I:
---------

THE PARCEL OF LAND IN THE RANCHO SAN VICENTE Y SANTA MONICA, IN THE CITY OF SANTA MONICA, SHOWN AS PARCEL 11, THREE AND TWO HUNDRED SIXTY-TWO THOUSANDTHS (3.262) ACRES, AND MARKED APEDRO CARL CARRILLO@ ON THE MAP ATTACHED TO THE CERTIFIED COPY OF THE FINAL DECREE OF PARTITION IN CASE NO. B-25296 OF THE SUPERIOR COURT OF SAID COUNTY, RECORDED IN BOOK 6387, PAGE 1 OF DEEDS, RECORDS OF LOS ANGELES COUNTY, STATE OF CALIFORNIA.

PARCEL II:
----------

LOTS 13 AND 14 OF THE STANDARD TRACT, IN THE CITY OF SANTA MONICA, AS PER MAP FILED IN BOOK 5, PAGE 83 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES SAID COUNTY, CALIFORNIA.

ALSO THAT PORTION OF LOT 15 OF SAID STANDARD TRACT AND, THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, RECORDED IN BOOK 3, PAGE 30 OF PATENTS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS
FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF LOT 14 OF THE STANDARD TRACT, AS PER MAP FILED IN BOOK 5, PAGE 83 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY; THENCE SOUTH 44? 45' EAST ALONG THE NORTHEASTERLY LINE OF SAID LOT 14 TO THE MOST EASTERLY CORNER OF SAID LOT 14; THENCE SOUTHWESTERLY ALONG THE SOUTHEASTERLY LINE OF LOTS 13 AND 14 OF SAID STANDARD TRACT TO THE MOST SOUTHERLY CORNER OF SAID LOT 13; THENCE SOUTH 44? 45' EAST ALONG THE SOUTHEASTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF SAID LOT 13, 116.66 FEET, MORE OR LESS, TO A POINT IN A LINE DISTANT 30 FEET (MEASURED AT RIGHT ANGLES) NORTHWESTERLY FROM AND PARALLEL TO THE SOUTHEASTERLY LINE OF SAID STANDARD TRACT; THENCE NORTH 37? 26' EAST ALONG SAID PARALLEL LINE 50.44 FEET, MORE OR LESS, TO ITS INTERSECTION WITH THE NORTHEASTERLY LINE OF SAID STANDARD TRACT; THENCE SOUTH 44? 45' EAST ALONG SAID NORTHEASTERLY LINE 30.28 FEET, MORE OR LESS, TO A POINT IN THE NORTHWESTERLY LINE 30.28 FEET MORE OR LESS, TO A POINT IN THE NORTHWESTERLY RIGHT OF WAY LINE OF THE SOUTHERN PACIFIC COMPANY. SAID POINT BEING ALSO THE MOST EASTERLY CORNER OF SAID STANDARD TRACT, THENCE NORTH 37? 26' EAST 203.28 FEET, MORE OR LESS, ALONG SAID NORTHWESTERLY RIGHT OF WAY LINE OF THE SOUTHERN PACIFIC COMPANY TO THE MOST SOUTHERLY CORNER OF THAT CERTAIN 30 FOOT STRIP OF LAND CONVEYED TO LOS ANGELES PACIFIC RAILROAD COMPANY BY E.P. CLARK IN BOOK 2805, PAGE 199 OF DEEDS; THENCE NORTH 44? 45' WEST 30 FEET TO THE MOST WESTERLY CORNER OF SAID 30 FOOT STRIP OF LAND; THENCE NORTHEASTERLY
235.90 FEET, MORE OR LESS, ALONG THE NORTHWESTERLY LINE OF SAID 30 FOOT

STRIP OF LAND TO A POINT IN THE SOUTHEASTERLY PROLONGATION OF THE NORTHEASTERLY LINE OF TENTH STREET , 80 FEET WIDE; THENCE NORTHWESTERLY ALONG SAID PROLONGED LINE OF 140.4 FEET, MORE OR LESS, TO A POINT IN THE SOUTHEASTERLY LINE OF COLORADO AVENUE (FORMERLY RAILROAD AVENUE) 80 FEET WIDE; THENCE SOUTHWESTERLY ALONG THE SOUTHEASTERLY LINE OF SAID COLORADO AVENUE 435.10 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

                                    Exhibit F

                             [INTENTIONALLY OMITTED]

                                    Exhibit G
                             (Form of Bill of Sale)

                                  BILL OF SALE
                                  ------------

     WELLSFORD CAPITAL PROPERTIES, L.L.C., a Delaware limited liability company having an address c/o Wellsford Real Properties, Inc., 535 Madison Avenue, 26th Floor, New York, New York 10022 ("SELLER"), for and in consideration of the sum of Ten Dollars ($10.00), lawful money of the United States, to it in hand paid, at or before delivery of these presents by DIAL ADVISORY GROUP, INC., a Nebraska corporation having an office at 11506 Nicholes Street, Suite 200, Omaha, Nebraska 68154 ("PURCHASER"), the receipt of which is hereby acknowledged, has bargained and sold, and by these presents does grant and convey unto Purchaser, its successors and assigns forever all right, title and interest of Seller in and to all of the equipment, furniture, fittings, fixtures and articles of personal property owned by Seller and affixed or attached to, installed or placed in or upon and used for or useable in any present or future enjoyment, occupancy or operation of the real property described in Schedule A annexed hereto, including, without limitation, those items set forth on Schedule B annexed hereto.

     This Bill of Sale is made without recourse, representation or warranty of any kind.

     TO HAVE AND TO HOLD the same unto Purchaser its successors and assigns forever.

     This Bill of Sale shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS  WHEREOF,  Seller has caused this instrument to be duly executed
as of this    day of        , 2000.

            WELLSFORD CAPITAL PROPERTIES, L.L.C.

            By: Wellsford Capital, a Maryland real estate investment trust


            By:
               --------------------------------
                Name:
               Title:

                                    Exhibit H

                         (Form of Assignment of Leases)

                       ASSIGNMENT AND ASSUMPTION OF LEASES
                       -----------------------------------

     THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this "ASSIGNMENT"), is made as of the ___ day of January, 2001, by and between WELLSFORD CAPITAL PROPERTIES, L.L.C., a Delaware limited liability company having an address c/o Wellsford Real Properties, Inc., 535 Madison Avenue, 26th Floor, New York, New York 10022 ("ASSIGNOR"), and DIAL ADVISORY GROUP, INC., a Nebraska corporation having an office at 11506 Nicholes Street, Suite 200, Omaha, Nebraska 68154 ("ASSIGNEE").

                                 R E C I T A L S
                                 ---------------

     Pursuant to that certain Sale and Purchase Agreement dated as of the date hereof between Assignor, as seller, and Assignee, as purchaser (the "AGREEMENT"), Assignor is selling the Property (as that term is defined in the Agreement) to Assignee.

     NOW, THEREFORE, in consideration of the foregoing promises, covenants and undertakings contained in this Assignment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                            ASSIGNMENT AND ASSUMPTION
                            -------------------------

     Assignor hereby assigns, transfers, sets-over, delivers and conveys unto Assignee all of the rights, benefits and privileges of Assignor, as landlord, under the leases (the "LEASES") described in Schedule A annexed hereto and incorporated herein by this reference, including without limitation, all rents, issues and profits arising therefrom (subject to adjustment as set forth in the Agreement), TO HAVE AND TO HOLD all and singular subject as aforesaid, unto Assignee.

     Assignee   assumes  and  agrees  to  discharge   and  perform  all  duties,
obligations and liabilities of the landlord under the Leases first arising or accruing from and after the date hereof.

     This Assignment is made by Assignor without recourse, representation or warranty of any kind, except as may be expressly set forth in the Agreement, and subject to the limitations on survival of representations and warranties set forth therein.

     This Assignment shall be binding upon, enforceable by and shall inure to the benefit of the successors and assigns of the parties.

     This Assignment may be signed in multiple counterparts which, when taken together and signed by all parties and delivered to any other party hereto, shall constitute a binding Assignment between the parties.

     This Assignment shall be governed by and construed in accordance with the laws of the State of California.

     IN  WITNESS  WHEREOF,   Assignor  and  Assignee  have  duly  executed  this
Assignment as of the date first set forth above.

               ASSIGNOR:

               WELLSFORD CAPITAL PROPERTIES, L.L.C.

               By: Wellsford Capital, a Maryland real estate investment trust

               By:
                  --------------------------------
                       Name:
                       Title:

               ASSIGNEE:

               DIAL ADVISORY GROUP, INC.



               By:
                  --------------------------------
                       Name:
                       Title:

                             Schedule A to Exhibit H

                                  *[To follow]*

                                    Exhibit I
         (Form of Assignment of Service Contracts, Licenses and Permits)
                            ASSIGNMENT AND ASSUMPTION
                            -------------------------
                   OF SERVICE CONTRACTS, LICENSES AND PERMITS
                   ------------------------------------------

     THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS, PERMITS, AND WARRANTIES (this "ASSIGNMENT") is made as of the ___ day of January, 2001, by and between WELLSFORD CAPITAL PROPERTIES, L.L.C., a Delaware limited liability company having an address c/o Wellsford Real Properties, Inc., 535 Madison Avenue, 26th Floor, New York, New York 10022 ("ASSIGNOR"), and DIAL ADVISORY GROUP, INC., a Nebraska corporation having an office at 11506 Nicholes Street, Suite 200, Omaha, Nebraska 68154 ("ASSIGNEE").

                                 R E C I T A L S
                                 ---------------

     Pursuant to that certain Purchase and Sale Agreement dated as of December ___, 2000 between Assignor, as seller, and Assignee, as purchaser (the "AGREEMENT"), Assignor is selling the Property to Assignee. All capitalized terms not defined herein shall have the respective meanings ascribed thereto in the Agreement.

     NOW THEREFORE, in consideration of the foregoing promises, covenants and undertakings contained in this Assignment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                A G R E E M E N T
                                -----------------

     1. The term "PROPERTY INTERESTS", as used herein, shall mean, collectively, all of Assignor's right, title and interest in and to the Service Contracts, Licenses and Permits affecting the real property described on Schedule A annexed hereto.

     2. (a) Assignor hereby assigns, transfers, sets-over, delivers and conveys to Assignee all of Assignor's right, title and interest in and to the Property Interests.

          (b) Assignee hereby accepts the foregoing assignment and agrees to assume, keep, perform and fulfill all of the terms, conditions and obligations which are required to be kept, performed and fulfilled by Assignor in connection with or arising out of the Property Interests, first arising or accruing from and after the date hereof.

          (c) Assignee further hereby assumes the obligations of Assignor with respect to post-termination leasing commissions payable in accordance with Exhibit B, Section 9 of the Leasing Agency Agreement.

          3. This Assignment is made by Assignor without recourse, representation or warranty or any kind, except as may be expressly set forth in the Agreement, and subject to the limitations on the survival of representations and warranties set forth therein.

          4. This Assignment shall be binding upon, enforceable by and shall inure to the benefit of the successors and assigns of the parties.

          5. This Assignment may be signed in multiple counterparts which, when taken together and signed by all parties and delivered to any other party hereto, shall constitute a binding Assignment between the parties.

          6. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

     IN  WITNESS  WHEREOF,   Assignor  and  Assignee  have  duly  executed  this
instrument as of the date first set forth above.

            ASSIGNOR:

            WELLSFORD CAPITAL PROPERTIES, L.L.C.

            By: Wellsford Capital, a Maryland real estate investment trust

            By:
               --------------------------------
                    Name:
                    Title:


           ASSIGNEE:

           DIAL ADVISORY GROUP, INC.

            By:
               --------------------------------
                    Name:
                    Title:

                             Schedule A to Exhibit I

PARCEL I:
---------

THE PARCEL OF LAND IN THE RANCHO SAN VICENTE Y SANTA MONICA, IN THE CITY OF SANTA MONICA, SHOWN AS PARCEL 11, THREE AND TWO HUNDRED SIXTY-TWO THOUSANDTHS (3.262) ACRES, AND MARKED APEDRO CARL CARRILLO@ ON THE MAP ATTACHED TO THE CERTIFIED COPY OF THE FINAL DECREE OF PARTITION IN CASE NO. B-25296 OF THE SUPERIOR COURT OF SAID COUNTY, RECORDED IN BOOK 6387, PAGE 1 OF DEEDS, RECORDS OF LOS ANGELES COUNTY, STATE OF CALIFORNIA.

PARCEL II:
----------

LOTS 13 AND 14 OF THE STANDARD TRACT, IN THE CITY OF SANTA MONICA, AS PER MAP FILED IN BOOK 5, PAGE 83 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES SAID COUNTY, CALIFORNIA.

ALSO THAT PORTION OF LOT 15 OF SAID STANDARD TRACT AND, THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, RECORDED IN BOOK 3, PAGE 30 OF PATENTS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS
FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF LOT 14 OF THE STANDARD TRACT, AS PER MAP FILED IN BOOK 5, PAGE 83 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY; THENCE SOUTH 44? 45' EAST ALONG THE NORTHEASTERLY LINE OF SAID LOT 14 TO THE MOST EASTERLY CORNER OF SAID LOT 14; THENCE SOUTHWESTERLY ALONG THE SOUTHEASTERLY LINE OF LOTS 13 AND 14 OF SAID STANDARD TRACT TO THE MOST SOUTHERLY CORNER OF SAID LOT 13; THENCE SOUTH 44? 45' EAST ALONG THE SOUTHEASTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF SAID LOT 13, 116.66 FEET, MORE OR LESS, TO A POINT IN A LINE DISTANT 30 FEET (MEASURED AT RIGHT ANGLES) NORTHWESTERLY FROM AND PARALLEL TO THE SOUTHEASTERLY LINE OF SAID STANDARD TRACT; THENCE NORTH 37? 26' EAST ALONG SAID PARALLEL LINE 50.44 FEET, MORE OR LESS, TO ITS INTERSECTION WITH THE NORTHEASTERLY LINE OF SAID STANDARD TRACT; THENCE SOUTH 44? 45' EAST ALONG SAID NORTHEASTERLY LINE 30.28 FEET, MORE OR LESS, TO A POINT IN THE NORTHWESTERLY LINE 30.28 FEET MORE OR LESS, TO A POINT IN THE NORTHWESTERLY RIGHT OF WAY LINE OF THE SOUTHERN PACIFIC COMPANY. SAID POINT BEING ALSO THE MOST EASTERLY CORNER OF SAID STANDARD TRACT, THENCE NORTH 37? 26' EAST 203.28 FEET, MORE OR LESS, ALONG SAID NORTHWESTERLY RIGHT OF WAY LINE OF THE SOUTHERN PACIFIC COMPANY TO THE MOST SOUTHERLY CORNER OF THAT CERTAIN 30 FOOT STRIP OF LAND CONVEYED TO LOS ANGELES PACIFIC RAILROAD COMPANY BY E.P. CLARK IN BOOK 2805, PAGE 199 OF DEEDS; THENCE NORTH 44? 45' WEST 30 FEET TO THE MOST WESTERLY CORNER OF SAID 30 FOOT STRIP OF LAND; THENCE NORTHEASTERLY
235.90 FEET, MORE OR LESS, ALONG THE NORTHWESTERLY LINE OF SAID 30 FOOT

STRIP OF LAND TO A POINT IN THE SOUTHEASTERLY PROLONGATION OF THE NORTHEASTERLY LINE OF TENTH STREET , 80 FEET WIDE; THENCE NORTHWESTERLY ALONG SAID PROLONGED LINE OF 140.4 FEET, MORE OR LESS, TO A POINT IN THE SOUTHEASTERLY LINE OF COLORADO AVENUE (FORMERLY RAILROAD AVENUE) 80 FEET WIDE; THENCE SOUTHWESTERLY ALONG THE SOUTHEASTERLY LINE OF SAID COLORADO AVENUE 435.10 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

                                    Exhibit J

                             [INTENTIONALLY OMITTED]

                                    Exhibit K

                             [INTENTIONALLY OMITTED]

                                    Exhibit L

                             [INTENTIONALLY OMITTED]

                                    Exhibit M

                   (Form of Ground Lease Estoppel Certificate)

                        GROUND LEASE ESTOPPEL CERTIFICATE

     Reference is hereby made to that certain Joint Occupancy Lease (the "Ground Lease") as more particularly described on Exhibit A, which is attached hereto.

     Santa Monica-Malibu Unified School District (the "Ground Lessor") understands that Dial Advisory Group, Inc., a Nebraska corporation having an office at 11506 Nicholes Street, Suite 200, Omaha, Nebraska 68154 (the "Purchaser") may acquire the estate created by the Ground Lease and assume the obligations of Wellsford Capital Properties, L.L.C. ("Ground Lessee"), as lessee thereunder. In that regard, Ground Lessor hereby ratifies and certifies to Purchaser and to any lender financing Purchaser's acquisition of the estate created by the Ground Lease (the "Lender") and to their respective successors and/or assigns as follows:

1. The legal description of the premises subject to the Ground Lease is set forth on Exhibit B annexed hereto.

2. The Ground Lease is in full force and effect and has not been modified except as set forth on Exhibit A annexed hereto.

3.   There is no security  deposit  held by the Ground  Lessor  under the Ground
     Lease.

4.   Ground Lessee has paid basic rent under the Ground Lease through .

5. Ground Lessor hereby consents to the assignment of the Ground Lease to Purchaser.

6.   Ground Lessor hereby consents to the existing use of the Premises.

7. Ground Lessee has no obligation to Ground Lessor with respect to the Assigned Property, as defined in the Seventh Addendum to Joint Occupancy Lease, dated as of (undated), 1993, by and among Ground Lessor, Midis Properties, Limited and Santa Monica HSR Limited Partnership.

8. To Ground Lessor's knowledge, there are no outstanding claims of any kind by Ground Lessor against Ground Lessee.

9. To Ground Lessor's knowledge, no event has occurred which may be considered an event of default under the Ground Lease.

     This certificate has been given to Purchaser with the understanding that Purchaser and Lender shall rely thereon. The undersigned hereby certifies that he or she is duly authorized to sign and deliver this Ground Lease Estoppel Certificate.

                   Ground Lessor:

                   SANTA MONICA-MALIBU UNIFIED SCHOOL DISTRICT

                   By:
                      --------------------------------
                           Name:
                           Title:


Date:        , 2000.

                             Exhibit A to Exhibit M
                               (the Ground Lease)

Joint Occupancy Lease, dated as of May 14, 1984, by and between Santa Monica-Malibu Unified School District ("Lessor"), and City Developers, Inc. ("CDI"), with respect to certain property located at 1651 Sixteenth Street and 900 Colorado Avenue both in Santa Monica, California, which Lease was recorded as Instrument No. 85-994306 and amended by a Confirmatory Memorandum of Joint Occupancy Lease, dated April 18, 1988, and recorded as Instrument No. 88-557913.

The Ground Lease has been modified and assigned by the following addenda, letter agreements and assignments.

1. First Addendum to Joint Occupancy Lease between Lessor and CDI dated as of May 14, 1984 and executed on July 17, 1984;

2. Second Addendum to Joint Occupancy Lease between Lessor and CDI dated as of May 14, 1984 and executed on July 17, 1984;

3. Assignment by CDI to Midis Properties, Ltd.("Midis") dated September 19, 1984 and recorded August 27, 1985 as Instrument No. 85-994307.

4. Third Addendum to Joint Occupancy Lease between Lessor and CDI effective July 31, 1985;

5. Fourth Addendum to Joint Occupancy Lease between Lessor and CDI, dated July 1986;

6. Fifth Addendum to Joint Occupancy Lease between Lessor and CDI, dated July 1, 1986;

7.   Letter agreement dated November 25, 1986 between Lessor and Midis;

8.   Letter agreement dated October 21, 1987 between Lessor and Midis;

9. Sixth Addendum to Joint Occupancy Lease among Lessor, Midis and Santa Monica HSR Limited Partnership ("HSR"), dated December 8, 1987;

10. Seventh Addendum to Joint Occupancy Lease among Lessor, Midis and HSR, dated as of (undated) , 1993.

11. Assignment by Midis to CAM Properties, Inc. et al, by assignment dated December 12, 1994 and recorded June 30, 1995 as Instrument No. 95-1050542, and further assigned to Bay City Holdings, L.P. by assignment dated December 12, 1994 and recorded June 30, 1995 as Instrument No. 95-1050543.

12. Assignment of Joint Occupancy Lease, dated October 21, 1998 by and between Bay City Holdings, L.P. and Wellsford Capital Properties, L.L.C.

                             Exhibit B to Exhibit M
                               (Legal Description)

PARCEL I:
---------

THE PARCEL OF LAND IN THE RANCHO SAN VICENTE Y SANTA MONICA, IN THE CITY OF SANTA MONICA, SHOWN AS PARCEL 11, THREE AND TWO HUNDRED SIXTY-TWO THOUSANDTHS (3.262) ACRES, AND MARKED APEDRO CARL CARRILLO@ ON THE MAP ATTACHED TO THE CERTIFIED COPY OF THE FINAL DECREE OF PARTITION IN CASE NO. B-25296 OF THE SUPERIOR COURT OF SAID COUNTY, RECORDED IN BOOK 6387, PAGE 1 OF DEEDS, RECORDS OF LOS ANGELES COUNTY, STATE OF CALIFORNIA.

PARCEL II:
----------

LOTS 13 AND 14 OF THE STANDARD TRACT, IN THE CITY OF SANTA MONICA, AS PER MAP FILED IN BOOK 5, PAGE 83 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES SAID COUNTY, CALIFORNIA.

ALSO THAT PORTION OF LOT 15 OF SAID STANDARD TRACT AND, THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, RECORDED IN BOOK 3, PAGE 30 OF PATENTS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS
FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF LOT 14 OF THE STANDARD TRACT, AS PER MAP FILED IN BOOK 5, PAGE 83 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY; THENCE SOUTH 44? 45' EAST ALONG THE NORTHEASTERLY LINE OF SAID LOT 14 TO THE MOST EASTERLY CORNER OF SAID LOT 14; THENCE SOUTHWESTERLY ALONG THE SOUTHEASTERLY LINE OF LOTS 13 AND 14 OF SAID STANDARD TRACT TO THE MOST SOUTHERLY CORNER OF SAID LOT 13; THENCE SOUTH 44? 45' EAST ALONG THE SOUTHEASTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF SAID LOT 13, 116.66 FEET, MORE OR LESS, TO A POINT IN A LINE DISTANT 30 FEET (MEASURED AT RIGHT ANGLES) NORTHWESTERLY FROM AND PARALLEL TO THE SOUTHEASTERLY LINE OF SAID STANDARD TRACT; THENCE NORTH 37? 26' EAST ALONG SAID PARALLEL LINE 50.44 FEET, MORE OR LESS, TO ITS INTERSECTION WITH THE NORTHEASTERLY LINE OF SAID STANDARD TRACT; THENCE SOUTH 44? 45' EAST ALONG SAID NORTHEASTERLY LINE 30.28 FEET, MORE OR LESS, TO A POINT IN THE NORTHWESTERLY LINE 30.28 FEET MORE OR LESS, TO A POINT IN THE NORTHWESTERLY RIGHT OF WAY LINE OF THE SOUTHERN PACIFIC COMPANY. SAID POINT BEING ALSO THE MOST EASTERLY CORNER OF SAID STANDARD TRACT, THENCE NORTH 37? 26' EAST 203.28 FEET, MORE OR LESS, ALONG SAID NORTHWESTERLY RIGHT OF WAY LINE OF THE SOUTHERN PACIFIC COMPANY TO THE MOST SOUTHERLY CORNER OF THAT CERTAIN 30 FOOT STRIP OF LAND CONVEYED TO LOS ANGELES PACIFIC RAILROAD COMPANY BY E.P. CLARK IN BOOK 2805, PAGE 199 OF DEEDS; THENCE NORTH 44? 45' WEST 30 FEET TO THE MOST WESTERLY CORNER OF SAID 30 FOOT STRIP OF LAND; THENCE NORTHEASTERLY
235.90 FEET, MORE OR LESS, ALONG THE NORTHWESTERLY LINE OF SAID 30 FOOT

STRIP OF LAND TO A POINT IN THE SOUTHEASTERLY PROLONGATION OF THE NORTHEASTERLY LINE OF TENTH STREET , 80 FEET WIDE; THENCE NORTHWESTERLY ALONG SAID PROLONGED LINE OF 140.4 FEET, MORE OR LESS, TO A POINT IN THE SOUTHEASTERLY LINE OF COLORADO AVENUE (FORMERLY RAILROAD AVENUE) 80 FEET WIDE; THENCE SOUTHWESTERLY ALONG THE SOUTHEASTERLY LINE OF SAID COLORADO AVENUE 435.10 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

                                    Exhibit N

                      (Form of Tenant Estoppel Certificate)

                                                                          , 2000
                                                               -----------
Landlord:         Wellsford Capital Properties, L.L.C.

Tenant:

Original Lease Date:              .

The undersigned Tenant under the above-referenced Lease (the "LEASE") hereby ratifies and certifies to DIAL ADVISORY GROUP, INC., a Nebraska corporation having an office at 11506 Nicholes Street, Suite 200, Omaha, Nebraska 68154 ("PURCHASER"), as the prospective purchaser of the real property commonly known as 1651 Sixteenth Street and 900 Colorado Boulevard, Santa Monica, California (the "PROPERTY") of which the premises demised under the Lease is a part (the "PREMISES"), and to any lender providing financing to Purchaser in connection with its acquisition of such real property ("LENDER"), and to their respective successors and/or assigns, as follows:

1. The CURRENT term of the Lease commenced on ____________ and expires on __________. Tenant has accepted and is in possession of the Premises.

2. The Lease presently calls for monthly installments of fixed or base rent of $___________.

4. _______ Rent has been paid to and including ____________, 2000, and no advance rental or other payment has been made in connection with the Lease, except rental for the current month. Tenant has no defenses or set-offs to the payment of rent.

5.   A security deposit in the amount of $ _________ is being held by Landlord.

6. There is no existing event of default on the part of the Landlord or the Tenant in any of the terms and conditions of the Lease.*

7. The Lease is valid and in full force and effect and represents the entire agreement between the parties, and the Lease has (check one):

          ( ) not been amended, modified, supplemented, extended, renewed or assigned.

          ( ) been amended, modified, supplemented, extended, renewed or assigned as follows by the following described agreements:
               _______________________________________________.

8. As of the date hereof, Landlord has fully performed all of its obligations under the Lease and satisfied all commitments made to induce Tenant to enter into the Lease

----------

*  Will accept modified to Tenant's knowledge as to Landlord default.

     and Tenant is not entitled to any rental inducements, "free rent", rent allowance, rent credits or other concession or economic inducements in connection with the Lease throughout the remainder of the term except as follows:
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     --------------------------------------------------.

9. All construction, build-out, improvements, or alterations to the Premises required under the Lease have been fully completed in accordance with the plans and specifications described in the Lease and all contributions required to be made by Landlord throughout the term of the Lease on account thereof have been made except as follows:

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     --------------------------------------------------.

10. There are no actions, voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the United States or any state thereof.

11. Tenant has no renewal, extension, cancellation or expansion rights under the Lease, except to the extent expressly set forth in the Lease.

12. Tenant has no right of first offer or refusal with respect to, or other option to purchase, all or any portion of the Premises.

13. Tenant has not assigned, transferred or pledged the Lease or any interest therein or sublet any portion thereof except as follows:

     This   certificate  has  been  given  to  Purchaser  and  Lender  with  the understanding that Purchaser is acquiring the Property in reliance on this Tenant Estoppel Certificate and Lender will rely hereon in connection with loans which will be secured by the Property. The undersigned hereby certifies that he or she is duly authorized to sign and deliver this Tenant Estoppel Certificate.

                                            Tenant:


Date:  _________, ______.           By:_____________________________________
                                                 Name:
                                                 Title:

                                    Exhibit O

                                   (Rent Roll)

                                    Exhibit P

                      (Representation Disclosure Statement)

1. Seller has commenced an unlawful detainer action against a tenant at the Premises, G. Ray Hawkins. As of the commencement of the unlawful detainer action, the tenant was in arrears in the payment of Fixed Rent and Overage Rent in the amount of $32,338.98. The commencement of the unlawful detainer action was preceded by Seller's delivery to the tenant of a notice to pay rent or surrender possession of the premises demised under the lease, dated November 8, 2000.

2. The tenant under the Anti Gravity Products lease is in arrears in the payment of Fixed Rents and Overage Rents for a period of two months.

                                   Exhibit P-1

                                  (Violations)

1. Violations noted on Test 19 Inspection - 5 year Test Results, reporting results of inspection of 16th Street Premises conducted on March 9, 2000.

2. Violations noted on Title 19 Inspection - 5 year Test Results, reporting results of inspection of Colorado Avenue Premises conducted on June 6, 2000.

                                    Exhibit Q

                              (Insurance Coverage)

                                    Exhibit R
                             (Permitted Exceptions)

1.   The Ground Lease.

2. The Leases and the rights of tenants thereunder, including, without limitation, memoranda of the Leases.

3. Zoning and building regulations, ordinances, and requirements adopted by any governmental or municipal authority having jurisdiction thereof, and amendments and additions thereto now in force and effect, which relate to the Premises.

4.   Any  agreements,   financing  statements,   chattel  mortgages,   liens  or
     encumbrances entered into by, or arising from, the acts of any tenant.

5. Subject to adjustment as herein provided, real estate taxes, tax liens, water and sewer charges, assessments and vault charges, and the liens of any of the foregoing.

6. An easement for the purpose shown below and rights incidental thereto as set forth in a document.

         Purpose:                   public utilities
         Recorded:                  December 4, 1950
         Instrument/File No.:       2491, Official Records
         Affects:                   a portion of said land, as more particularly
                                    described in said document

7.   Covenants, conditions and restrictions as set forth in the document.

         Recorded:                  May 27, 1958
         Instrument/File:           2817, Official Records

8. An easement for the purpose shown below and rights incidental thereto as set forth in a document.

         Granted to:                General Telephone Company of California, a
                                    corporation
         Purpose:                   public utilities
         Recorded:                  September 7, 1965
         Instrument/File No.:       2574, Official Records
         Affects:                   a portion of said land, as more particularly
                                    described in said document

9. An easement for the purpose shown below and rights incidental thereto as set forth in a document.

         Granted to:                Southern California Edison Company, a
                                    corporation, its successors and/or assigns
         Purpose:                   public utilities
         Recorded:                  October 9, 1986
         Instrument/File No.:       86-1363248 Official Records
         Affects:                   a portion of said land, as more particularly
                                    described in said document

10.      The effect of  "Certificate of Interest in Real Property"

         Dated:                     September 24, 1990
         Executed by:               William J. Anthony - Directors of General
                                    Services State of California

         In favor of:               not shown
         Recorded:                  October 5, 1990 as Instrument
                                    No. 90-1705280, Official Records

     Among other things, said document provides for:

     The Director of General Services of the State of California hereby certifies that the State of California has an interest by Virtue of Funds Apportioned under the Leroy F. Greene Lease-Purchase Law of 1976 (CH. 22.
     Part 10 Div. 1 ED Code) in Real  Property  of the  following  named  School
     District:

         Name of School District:  Santa Monica - Malibu Unified
         Address:               1651 16th Street, Santa Monica, California 90404

         Notice is hereby given pursuant to said Section 17730 that this Certificate has the same force, effect, and priority as a Judgment Lien Imposed upon real property not exempt from execution, as to any party hereafter acquiring real property from said School District, unless discharged or released as provided in said Section.

         Reference is made to said document for full particulars.

11.  An  unrecorded  lease  with  certain  terms,   covenants,   conditions  and
     provisions set forth therein:

         Lessor:                    The Bay City Holdings LP
         Lessee:                    Direct Partners, a limited liability Company
         Disclosed by:              Notice of Non-Responsibility
         Recorded:                  August 15, 1997
         Instrument/File No.:       97-1268525 Official Records

         The present ownership of the leasehold created by said lease and other matters affecting the interest of the lessee are not shown herein.

12. Water rights, claims or title to water, whether or not shown by the public records.

13.  State of facts as disclosed by the Surveys.

14.  An  unrecorded  lease  with  certain  terms,   covenants,   conditions  and
     provisions set forth therein.

         Lessor:                    Wellsford Capital Properties, LLC
         Lessee:                    American Medical Response of Southern
                                    California
         Disclosed by:              Notice of Non-Responsibility
         Recorded:                  October 10, 2000
         Instrument/File No.        00-1585619 Official Records

15.  An  unrecorded  lease  with  certain  terms,   covenants,   conditions  and
     provisions set forth therein.

         Lessor:                    Wellsford Capital Properties, LLC
         Lessee:                    Interior Spaces, Inc.
         Disclosed by:              Notice of Non-Responsibility
         Recorded:                  October 10, 2000
         Instrument/File No.:       00-1585620 Official Records.

                                 FIRST AMENDMENT
                           TO SALE-PURCHASE AGREEMENT
                          AND JOINT ESCROW INSTRUCTIONS

     THIS FIRST AMENDMENT TO SALE-PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "AGREEMENT") dated as of December 18, 2000 between WELLSFORD CAPITAL PROPERTIES, L.L.C, a Delaware limited liability company having an address c/o Wellsford Real Properties, Inc. 535 Madison Avenue, 26th Floor, New York, New York 10022 ("SELLER") and DIAL ADVISORY GROUP, INC., a Nebraska corporation having an address at 11506 Nicholes Street, Suite 200, Omaha, Nebraska 68154 ("PURCHASER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Seller and Purchaser entered into a Sale-Purchase Agreement and Joint Escrow Instructions (the "PURCHASE AGREEMENT") dated December 8, 2000, as modified by letter agreement dated December 13, 2000, with respect to Seller's leasehold estate in certain premises known as 900 Colorado Avenue and 1651 Sixteenth Street, Santa Monica, California; and

     WHEREAS, Seller and Purchaser wish further to modify the Purchase Agreement in the manner hereinafter set forth.

     NOW,  THEREFORE,  in  consideration  of the  foregoing  and other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, Seller and Purchaser hereby agree as follows:

     1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement.

     2. Waiver of Due Diligence Contingency. Purchaser acknowledges that Purchaser has satisfactorily completed its due diligence investigations of the Property and hereby waives its right to terminate the Purchase Agreement in accordance with the provisions of Section 4.1 thereof.

     3. Purchase Price. Section 3.1 of the Purchase Agreement is hereby modified so that, in lieu of $16,550,000, the Purchase Price set forth therein shall be $16,419,425.

     4. Title. Seller acknowledges receipt from Bryan Cave, Purchaser's counsel, of a letter dated December 18, as to matters affecting title to the Property. Seller further acknowledges that such letter shall constitute a ATitle Objection Notice,@ as that term is defined in the Purchase Agreement, which Title
Objection Notice was timely received in accordance with the terms of the Purchase Agreement.

     5. Estoppel Certificates. Section 5.2(b) of the Purchase Agreement is hereby modified so that, in lieu of not being required to obtain a Tenant Estoppel Certificate from the tenant under the G. Ray Hawkins Lease, Seller shall not be required to obtain a Tenant Estoppel Certificate from the tenant under the Laurant Beverly Hills lease.

     6. Rent Roll. The rent roll annexed to the Purchase Agreement as Exhibit O is hereby deleted in its entirety and replaced with Exhibit O annexed hereto.

     7. Miscellanous.


          (a) The Purchase Agreement, as amended by this Agreement, shall continue in full force and effect and is hereby ratified in all respects.

          (b) This Agreement shall bind, and inure to the benefit of, the parties hereto and their respective successors and assigns.

          (c) This Agreement shall not be modified orally, but only by an agreement in writing executed by Seller and Purchaser.

          (d) This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the conflict of law principles thereof.

          (e) This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute but one and the same agreement.

          (f) This Agreement may be executed and delivered by facsimile.

          IN WITNESS WHEREOF, Seller and Purchaser have entered into this Agreement as of the date and year first above written.

                SELLER:

                                WELLSFORD CAPITAL PROPERTIES,
                                L.L.C.

                                By: Wellsford Capital, its Manager

                                       By:
                                           ----------------------
                                            William H. Darrow
                                            Vice President


                PURCHASER:

                                DIAL ADVISORY GROUP, INC.


                                      By:
                                          ----------------------
                                      Name:
                                      Title:

                                    EXHIBIT O

                                   (Rent Roll)